                        JPMORGAN INTERMEDIATE BOND FUND
                      A SERIES OF MUTUAL FUND SELECT GROUP
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782
                                                               December 27, 2002
Dear shareholder:

    A special meeting of the shareholders of JPMorgan Intermediate Bond Fund (the "Merging Fund"), a series of Mutual Fund Select Group ("MFSG"), will be held on Thursday, February 13, 2003 at 9:00 a.m. (Eastern time) at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, NY 10036 (together with any adjournments thereof, the "Meeting"). Shareholders of record as of November 21, 2002 are entitled to vote at the Meeting. Formal notice of the Meeting appears after this letter, followed by materials regarding the Meeting.

    At the Meeting, shareholders will be asked to consider and vote upon the proposed reorganization of the Merging Fund into JPMorgan Bond Fund II (the "Surviving Fund"), a separate series of MFSG (the "Reorganization"). The Surviving Fund and the Merging Fund are collectively referred to as "the Funds", and each is referred to individually as a "Fund". After the Reorganization, shareholders of the Merging Fund will hold Class A Shares or Select
Class Shares of the Surviving Fund with the same aggregate net asset value as the shares held in the Merging Fund prior to the Reorganization. The investment objective and policies of the Surviving Fund are similar to those of the Merging Fund.

    The investment adviser for the assets of both the Merging Fund and the Surviving Fund is J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM
(USA)"). Following the Reorganization, JPMFAM (USA) will continue to serve as the Surviving Fund's investment adviser.

    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization and a comparison of the Merging Fund to the Surviving Fund. The administrative costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMorgan Chase Bank or one of its affiliates and not by the Merging Fund, the Surviving Fund, MFSG, or the Funds' shareholders.

    If approval of the Reorganization is obtained, Class A shareholders of the Merging Fund will automatically receive Class A Shares of the Surviving Fund and Select Class shareholders of the Merging Fund will automatically receive Select Class Shares of the Surviving Fund.

    The Plan of Reorganization (the "Reorganization Plan"), a form of which is attached to the enclosed Combined Prospectus/Proxy Statement as Appendix A, and the transactions related thereto (the "Proposal") have been carefully reviewed by the Board of Trustees of MFSG, which in the consideration of the best interests of the respective shareholders of each of the Merging Fund and the Surviving Fund, has approved the Proposal.

    THE BOARD OF TRUSTEES OF MFSG UNANIMOUSLY RECOMMENDS THAT MERGING FUND SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

    Following this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-348-4782. You may also call our proxy solicitor, D.F. King & Co., Inc., at (888) 414-5566 if you have any questions about the enclosed proxy materials or need assistance in voting your shares.

    A proxy card is enclosed for your use in the Meeting. This card represents shares you held as of the record date, November 21, 2002. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS PROVIDED ON THE PROXY CARD IN ORDER TO VOTE BY TELEPHONE OR INTERNET AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on February 13, 2003.

    Please read the enclosed materials carefully. You may, of course, attend the Meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                          Sincerely,

                                          /s/ Fergus Reid

                                          Fergus Reid, III
                                          Chairman

    SPECIAL NOTE: Certain shareholders may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc., to provide them with an opportunity to ask any questions they may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided or follow the instructions provided on the proxy card in order to vote by telephone or Internet.

                                                                         PS-7162

                        JPMORGAN INTERMEDIATE BOND FUND

    WHILE YOU SHOULD READ THE FULL TEXT OF THE ENCLOSED COMBINED
PROSPECTUS/PROXY STATEMENT, BELOW ARE ANSWERS TO SOME OF THE QUESTIONS YOU MAY HAVE REGARDING THE PROPOSAL YOU ARE BEING ASKED TO APPROVE.

WHY IS THE REORGANIZATION BEING PROPOSED?

    The Reorganization is being proposed because the MFSG Board of Trustees believes that it is in the best interests of each Fund's Shareholders.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    In connection with the Reorganization, the Merging Fund will transfer all of its assets and liabilities to the Surviving Fund and will receive, in exchange, Class A Shares and Select Class Shares of the Surviving Fund with an aggregate net asset value equal to that of the transferred assets and liabilities. The Merging Fund will then be liquidated, and the Class A Shares of the Surviving Fund will be distributed pro rata to the Class A shareholders of the Merging Fund and Select Class Shares of the Surviving Fund will be distributed pro rata to the Select Class shareholders of the Merging Fund. After the Reorganization, you will own Shares of the Surviving Fund rather than shares of the Merging Fund. If the Reorganization is approved by the Merging Fund Shareholders, the Merging Fund will be liquidated and terminated after the Reorganization is consummated.

IF THE REORGANIZATION IS NOT APPROVED, WHAT WILL HAPPEN?

    If the Reorganization is not approved at the Meeting, you will continue to be a shareholder of the Merging Fund and the Board of Trustees of MFSG will consider other possible courses of action.

WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE REORGANIZATION IS APPROVED?

    The Surviving Fund has similar investment objectives and policies to those of the Merging Fund, therefore, the investment strategies associated with your investment are not expected to materially change as a result of the Reorganization. Following the Reorganization, JPMFAM (USA) will continue to serve as the Surviving Fund's investment adviser.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    As a result of the Reorganization, the contractual (pre-waiver) and actual (post-waiver) total expense ratios for current shareholders of the Merging Fund are expected to decrease or stay the same following the Reorganization. This is because the management fee JPMFAM (USA) receives for managing the Surviving Fund's assets after the Reorganization will remain at an annual rate of 0.30%. In addition, JPMorgan Chase Bank, the Surviving Fund's administrator, has contractually agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses of the Class A Shares do not exceed 0.75% of its average daily net assets, and the actual total operating expenses of the Select Class Shares do not exceed 0.60% of its average daily net assets, following the consummation of the Reorganization through March 31, 2004.

WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?

    No. The investment adviser for both the Merging Fund and the Surviving Fund is JPMFAM (USA). JPMFAM (USA) will continue to manage the assets of the Surviving Fund after the Reorganization. The same portfolio management team that manages the Merging Fund manages and will continue to manage the Surviving Fund.

WHO WILL PAY FOR THE REORGANIZATION?

    The administrative costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMorgan Chase Bank or one of its affiliates and not by the Merging Fund, the Surviving Fund, MFSG, or shareholders of either Fund.

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive the class of shares of the Surviving Fund that correspond to the class of shares you own in the Merging Fund (Class A Shares and/or Select Class Shares, as the case may be).

WILL THE REORGANIZATION BE TAX-FREE?

    The Reorganization will not result in the recognition of income, gain or loss for federal income tax purposes to the Merging Fund, the Surviving Fund or the shareholders of the Merging Fund.

AS A HOLDER OF SHARES OF THE MERGING FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement. If you have been provided with the opportunity on your proxy card to provide voting instructions via telephone or the Internet, you may take advantage of these voting options.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card or vote via telephone or Internet and subsequently attend and vote at the Meeting, your proxy will be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) or vote via telephone or Internet even if you plan to attend the Meeting.

                        JPMORGAN INTERMEDIATE BOND FUND
                      A SERIES OF MUTUAL FUND SELECT GROUP
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 13, 2003

To the Shareholders of JPMorgan Intermediate Bond Fund:

    NOTICE IS HEREBY GIVEN THAT a special meeting (together with any adjournments thereof, the "Meeting") of the shareholders ("Shareholders") of JPMorgan Intermediate Bond Fund (the "Merging Fund"), a series of Mutual Fund Select Group ("MFSG"), will be held at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, New York, on February 13, 2003 at
9:00 a.m. (Eastern time) for the following purposes:

 PROPOSAL 1.  To consider and act upon a proposal to approve a Plan of
              Reorganization (the "Reorganization Plan") proposed to be adopted by MFSG, on behalf of each of the Merging Fund and the JPMorgan Bond Fund II (the "Surviving Fund"), and JPMorgan Chase Bank, and the transactions contemplated thereby (together with the Reorganization Plan, the "Proposal"), including (a) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for Class A Shares of the Surviving Fund (the "Class A Shares") and Select Class Shares of the Surviving Fund (the "Select Class Shares") equal in aggregate dollar value to the aggregate net asset value of the Merging Fund Shares as determined at the valuation time specified in the Reorganization Plan, and (b) the distribution of such Class A Shares and Select Class Shares to the respective Shareholders of the Merging Fund in connection with the liquidation of the Merging Fund.

 PROPOSAL 2.  To transact such other business as may properly come before the
              Meeting.

    YOUR FUND TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

    The Proposal is described in the accompanying Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a form of the Reorganization Plan.

    Shareholders of record as of the close of business on November 21, 2002 are entitled to notice of, and to vote at, the Meeting.

   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF MFSG. YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE MERGING FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                          /s/ Sharon Weinberg
                                          SHARON WEINBERG
                                          SECRETARY

    December 27, 2002

                      COMBINED PROSPECTUS/PROXY STATEMENT
                            DATED DECEMBER 27, 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                        JPMORGAN INTERMEDIATE BOND FUND
                      A SERIES OF MUTUAL FUND SELECT GROUP
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782

                        BY AND IN EXCHANGE FOR SHARES OF
                             JPMORGAN BOND FUND II
                      A SERIES OF MUTUAL FUND SELECT GROUP
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of JPMorgan Intermediate Bond Fund (the "Merging Fund"), a series of Mutual Fund Select Group ("MFSG"), into JPMorgan Bond Fund II (the "Surviving Fund"), a separate series of MFSG. The Surviving Fund and the Merging Fund are collectively referred to as "the Funds", and each is referred to individually as a "Fund". If approved by shareholders of the Merging Fund (the "Merging Fund Shareholders"), the proposed reorganization will be effected by transferring all of the assets and liabilities of the Merging Fund to the Surviving Fund, which has similar investment objectives and policies to those of the Merging Fund, in exchange for shares of the Surviving Fund (the "Reorganization"). Therefore, as a result of the proposed Reorganization, current Merging Fund Shareholders will become shareholders of the Surviving Fund ("Surviving Fund Shareholders"). MFSG is an open-end management investment company offering shares in several portfolios and, in some cases, multiple classes of shares in each such portfolio.

    Under the proposed Reorganization, each Merging Fund Shareholder holding a particular class of shares of the Merging Fund would receive shares of the corresponding class of the Surviving Fund, with a value equal to such Merging Fund Shareholder's holdings in the Merging Fund. Holders of Class A Shares in the Merging Fund would receive Class A Shares in the Surviving Fund (the "Class A Shares") and holders of Select Class Shares in the Merging Fund would receive Select Class Shares in the Surviving Fund (the "Select Class Shares"). The Class A Shares and the Select Class Shares are collectively referred to as the "Surviving Fund Shares".

    The terms and conditions of the Reorganization and related transactions (the "Proposal") are more fully described in this Combined Prospectus/Proxy Statement and in the Plan of Reorganization (the "Reorganization Plan") dated October 25, 2002 among MFSG, on behalf of each of the Merging Fund and the Surviving Fund, and JPMorgan Chase Bank, a form of which is attached to this Combined Prospectus/ Proxy Statement as Appendix A.

    The Board of Trustees for MFSG is soliciting proxies in connection with a Special Meeting of Merging Fund Shareholders to be held on February 13, 2003 at 9:00 a.m. (Eastern time) at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, NY (together with any adjournments thereof, the "Meeting"), at which Meeting Merging Fund Shareholders will be asked to consider and approve the proposed Reorganization Plan and certain transactions contemplated by the Reorganization Plan. This Combined Prospectus/Proxy Statement constitutes the proxy statement of the Merging Fund for the Meeting of the Merging Fund Shareholders and also constitutes MFSG's prospectus for the Class A and Select Class Shares that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFSG that an investor should know before voting on the proposal. The current Prospectus, Statement of Additional Information and Annual Report for the Merging Fund, as well as the Annual Report of the Surviving Fund, is incorporated herein by reference, and the current Annual Report for the Surviving Fund is enclosed with this Combined Prospectus/Proxy Statement. A Statement of Additional Information relating to this Combined Prospectus/Proxy Statement dated December 27, 2002, containing additional information about MFSG has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information relating to this Combined Prospectus/Proxy Statement, as well as the most current Prospectus, Statement of Additional Information and Annual Report of the Merging Fund and the most current Prospectus and Statement of Additional Information of the Surviving Fund may be obtained without charge by writing to MFSG at its address noted above or by calling 1-800-348-4782.

    This Combined Prospectus/Proxy Statement is expected to first be sent to Merging Fund Shareholders on or about January 6, 2003.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MFSG.

    INVESTMENTS IN THE SURVIVING FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN THE SURVIVING FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                                    Page
                                                    -----
INTRODUCTION......................................     1
SUMMARY...........................................     1
RISK FACTORS......................................     3
COMPARATIVE FEE AND EXPENSE TABLES................     5
THE SURVIVING FUND'S PAST PERFORMANCE.............     8
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     9
INVESTMENT POLICIES...............................    12
PURCHASES, REDEMPTIONS AND EXCHANGES..............    13
DISTRIBUTIONS AND TAXES...........................    16
COMPARISON OF THE MERGING FUND'S AND THE SURVIVING
 FUND'S RESPECTIVE ORGANIZATIONAL STRUCTURES......    17
INFORMATION RELATING TO THE ADVISORY CONTRACTS AND
 OTHER SERVICES...................................    18
INFORMATION RELATING TO VOTING MATTERS............    21
ADDITIONAL INFORMATION ABOUT MFSG.................    24
FINANCIAL STATEMENTS AND EXPERTS..................    24
OTHER BUSINESS....................................    24
LITIGATION........................................    24
MERGING FUND SHAREHOLDER INQUIRIES................    25
APPENDIX A--FORM OF PLAN OF REORGANIZATION........   A-1

                                  INTRODUCTION

    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of the Merging Fund, an open-end management investment company, in connection with the solicitation by the Board of Trustees of MFSG of proxies to be used at a Special Meeting of Merging Fund Shareholders to be held on February 13, 2003 at 9:00 a.m. (Eastern time) at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, NY (together with any adjournments thereof, the "Meeting"). It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about January 6, 2003.

    At the Meeting, Merging Fund Shareholders will consider and vote upon the Reorganization Plan and certain transactions contemplated thereby pursuant to which all of the assets and liabilities of the Merging Fund will be transferred to the Surviving Fund in exchange for Class A and/or Select Class Shares. As a result of the Reorganization, Merging Fund Shareholders will become Surviving Fund Shareholders and will receive Surviving Fund Shares equal in value to their holdings in the Merging Fund on the date of the Reorganization. Holders of Class A shares in the Merging Fund would receive Class A shares in the Surviving Fund and holders of Select Class shares in the Merging Fund would receive Select Class shares in the Surviving Fund in the exchange. Therefore, as a result of the proposed Reorganization, the Merging Fund Shareholders will become Surviving Fund Shareholders. Surviving Fund Shares received by Merging Fund Shareholders will have the same aggregate NAV as the shares of the Merging Fund (the "Merging Fund Shares") held on or about March 31, 2003 or such other date as is agreed to by the parties (the "Effective Time of the Reorganization"). "NAV" is the net asset value per share, i.e., everything a fund owns, minus everything it owes, divided by the number of shares of the fund held by investors. The Merging Fund will be terminated after consummation of the Reorganization. Further information relating to the Surviving Fund is set forth herein, and the Surviving Fund's current Annual Report is enclosed with this Combined Prospectus/Proxy Statement.

    THE MFSG BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT MERGING FUND SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

VOTE REQUIRED

    Approval of the Reorganization Plan by the Merging Fund Shareholders requires the affirmative vote of the lesser of (i) 67% or more of the voting shares of the Merging Fund present at the Meeting if the holders of more than 50% of the outstanding voting shares of the Merging Fund are present or represented by proxy or (ii) more than 50% of all outstanding voting shares of the Merging Fund. If the Reorganization Plan is not approved by the Merging Fund Shareholders, the MFSG Board of Trustees will consider other appropriate courses of action.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization Plan, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, and in the most current Prospectus, Statement of Additional Information and Annual Report of the Merging Fund, and the most current Prospectus, Statement of Additional Information and Annual Report of the Surviving Fund and the form of Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A.

PROPOSED REORGANIZATION

    Pursuant to the proposed Reorganization Plan, the Merging Fund, an existing series of MFSG, will transfer all of its assets and liabilities to the Surviving Fund in exchange for Surviving Fund Shares.

    Under the proposed Reorganization, each Merging Fund Shareholder that owns shares of a particular class of the Merging Fund will receive a number of Surviving Fund Shares in the corresponding class with an aggregate NAV equal on the date of the exchange to the aggregate NAV of such Merging Fund Shares on such date. Therefore, following the consummation of the proposed Reorganization, Merging Fund Shareholders will be Surviving Fund Shareholders.

    Based upon their evaluation of the relevant information presented to them, including: an analysis of the operation of the Surviving Fund, both before and after the Reorganization; the terms of the Reorganization Plan; the opportunity to combine two funds with similar investment objectives and policies; a comparison of each Fund's historical and projected expense ratios before and after the Reorganization; the anticipated positive effect of the Reorganization on the relevant Fund and its shareholders; the fact that the portfolio management team of the Merging Fund would remain unchanged as a result of the Reorganization; the opportunity to realize operational and administrative efficiencies in a larger combined Fund; JPMorgan Chase Bank's contractual undertaking following the consummation of the Reorganization through March 31, 2004 to waive fees or reimburse the Surviving Fund's expenses such that the total expense ratio of Class A and Select Class does not exceed 0.75% and 0.60% of the Class A and Select Class Shares' respective average daily net assets following the Reorganization; the fact that all administrative costs and expenses of the Reorganization would be borne by JPMorgan Chase Bank or one if its affiliates; the significance of any capital loss carryforwards that may be forfeited by the Merging Fund; and the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the MFSG Board of Trustees, including a majority of the Trustees who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the proposed Reorganization is in the best interests of the Funds and the Funds' shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

REASONS FOR THE REORGANIZATION

    The Reorganization is being proposed because MFSG's Board of Trustees, on behalf of each of the Merging Fund and Surviving Fund, believes that it is in the best interests of each Fund's shareholders, for the reasons listed above and in "Information Relating to the Proposed Reorganization -- Board
Considerations".

FEDERAL INCOME TAX CONSEQUENCES

    For federal income tax purposes, the exchange of shares in the Reorganization will not result in recognition of gain or loss by the Merging Fund or its Shareholders. For more detailed discussion of the federal income tax consequences, see "Information Relating to the Proposed Reorganization--Federal Income Tax Considerations."

INVESTMENT ADVISER

    The investment adviser for the Surviving Fund is J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"). The investment adviser for the Merging Fund is also JPMFAM (USA). Following the Reorganization, JPMFAM (USA) will continue to serve as the Surviving Fund's investment adviser. JPMFAM (USA) is a wholly-owned subsidiary of JPMorgan Chase Bank, which is also a wholly-owned subsidiary of J.P. Morgan Chase & Co. The same portfolio management team that manages the Merging Fund manages, and will continue to manage, the Surviving Fund.

INVESTMENT OBJECTIVES AND POLICIES

    As indicated above, the investment objective of the Surviving Fund is to provide as high a level of income as is consistent with reasonable risk. THE INVESTMENT OBJECTIVE OF THE MERGING FUND IS TO SEEK AS HIGH A LEVEL OF INCOME AS POSSIBLE AS IS CONSISTENT WITH REASONABLE RISK. See "Risk Factors." Both Funds have similar investment policies, and the Surviving Fund's investment policies will not change as a result of the Reorganization.

    Under normal circumstances, the Surviving Fund invests at least 80% of the value of its net assets, including the amount of borrowings for investment purposes, in debt investments. UNDER NORMAL MARKET CONDITIONS, THE MERGING FUND INVESTS AT LEAST 80% OF THE VALUE OF ITS NET ASSETS, INCLUDING THE AMOUNT OF BORROWINGS FOR INVESTMENT PURPOSES, IN DEBT INVESTMENTS. The Surviving Fund invests primarily in investment grade bonds as well as other debt securities. Under normal market conditions, the Surviving Fund will invest at least 65% of its total assets in debt securities rated at least "A" or the equivalent from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Ratings ("Fitch") or another national rating organization, or in securities that are unrated but are deemed by JPMFAM (USA) to be of comparable quality. THE MERGING FUND INVESTS PRIMARILY IN A BROAD RANGE OF DEBT SECURITIES RATED AS INVESTMENT GRADE OR HIGHER BY MOODY'S, S&P, FITCH OR THE EQUIVALENT BY ANOTHER NATIONAL RATING ORGANIZATION, OR UNRATED SECURITIES DEEMED BY JPMFAM
(USA) TO BE OF COMPARABLE QUALITY. THESE INCLUDE DEBT SECURITIES ISSUED BY THE U.S. GOVERNMENT AND ITS AGENCIES AND AUTHORITIES, INVESTMENT-GRADE CORPORATE BONDS AND OTHER FIXED INCOME SECURITIES.

    The Surviving Fund has no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. THE MERGING FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY IS BETWEEN THREE AND TEN YEARS.

    Both the Surviving Fund and the Merging Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

PRINCIPAL RISKS OF INVESTING IN THE SURVIVING FUND

    The principal risk factors associated with an investment in the Surviving Fund are those typically associated with investing in a managed portfolio of debt securities. In particular, the value of Surviving Fund Shares will be influenced by the performance of the securities selected for its portfolio. The value and total return of the Surviving Fund Shares will vary in response to changes in interest rates. Long-term debt securities are more sensitive to interest rate changes than other fixed income securities. In addition, the Surviving Fund's mortgage-backed investments involve risk of losses due to pre-payments that occur earlier or later than expected and due to default. The Surviving Fund is subject to (1) credit risk, which is the risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser; (2) currency risk, which is the risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments; (3) extension risk, which is the risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall;
(4) leverage risk, which is the risk of gains or losses disproportionately higher than the amount invested; (5) liquidity risk, which is the risk the holder may not be able to sell the security at the time or price it desires;
(6) political risk, which is the risk governmental policies or other political actions will negatively impact the value of the investment; and (7) valuation risk, which is the risk the estimated value of a security does not match the actual amount that can be realized if the security is sold. See "Risk Factors."

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

ADVISORY SERVICES

    The investment adviser for the Surviving Fund's assets is JPMFAM (USA). THE INVESTMENT ADVISER FOR THE MERGING FUND'S ASSETS IS ALSO JPMFAM (USA). JPMFAM
(USA) will continue to serve as the investment adviser of the Surviving Fund after the proposed Reorganization. As compensation for its services, JPMFAM
(USA) currently receives a management fee from the Surviving Fund at an annual rate of 0.30% of average daily net assets. JPMFAM (USA) CURRENTLY RECEIVES A MANAGEMENT FEE FROM THE MERGING FUND AT AN ANNUAL RATE OF 0.30% OF AVERAGE DAILY NET ASSETS. Following the Reorganization, JPMFAM (USA)'s management fee from the Surviving Fund will continue to be at an annual rate of 0.30% of average daily net assets.

OTHER SERVICES

    J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a wholly-owned, indirect subsidiary of BISYS Fund Services, Inc. ("BISYS"), is the distributor for the Surviving Fund. JPMorgan Chase Bank serves as administrator, shareholder servicing agent, fund accountant and custodian. BISYS serves as sub-administrator. DST Systems, Inc. ("DST") serves as transfer agent and dividend disbursing agent for the Surviving Fund. PricewaterhouseCoopers LLP serves as the Surviving Fund's independent accountants.

DISTRIBUTIONS

    The Merging Fund declares ordinary income dividends daily and pays them monthly. The Surviving Fund declares and pays ordinary income dividends monthly.

ORGANIZATION

    MFSG is organized as a Massachusetts business trust. The Merging Fund and the Surviving Fund are each organized as a separate series of MFSG.

PURCHASES, REDEMPTIONS AND EXCHANGES

    After the Reorganization, the procedures for making purchases, redemptions and exchanges of Class A and Select Class Shares of the Surviving Fund will be identical to those with respect to Class A and Select Class shares, respectively, of the Merging Fund, as described in this Combined
Prospectus/Proxy Statement.

                                  RISK FACTORS

    The Surviving Fund has investment policies and investment restrictions, and therefore risks, similar to those of the Merging Fund. Thus, there are no significant differences between the risk factors of the Surviving Fund and those of the Merging Fund. The following discussion highlights the principal risk factors associated with an investment in the Surviving Fund.

    All mutual funds carry a certain amount of risk. You may, therefore, lose money on your investment in the Surviving Fund. The Surviving Fund may not achieve its objective if JPMFAM (USA)'s expectations regarding particular securities or markets are not met. The Surviving Fund could underperform its benchmark due to JPMFAM (USA)'s securities and asset allocation choices.

    The Surviving Fund's share price and total return will vary in response to changes in interest rates. How well the Surviving Fund's performance compares to that of similar income funds will depend on the success of the investment process. The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

    When the Surviving Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That is because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall. In addition, mortgage-backed investments involve risk of losses due to default.

    The Surviving Fund also invests in collateral mortgage obligations. Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Surviving Fund invests may be more volatile and may be subject to higher risk of nonpayment.

    The Surviving Fund also invests in interest-only and principal-only mortgage backed securities. The value of interest-only and principal-only mortgage-backed securities is more volatile than other types of mortgage-related securities. That is because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

    Certain other securities which the Surviving Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

    To the extent the Surviving Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information. Investments in foreign securities may be riskier than investments in U.S. securities. The value of foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. The Surviving Fund also invests in securities which are not denominated in U.S. dollars, which may make it subject to currency exchange risk. These risks increase when investing in issuers located in emerging or developing countries.

    Currency and investment risks tend to be higher in emerging markets. These markets also present higher liquidity and valuation risk. To the extent that the Surviving Fund invests in foreign bonds, it may manage the currency exposure of its foreign invesments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time. These currency management techniques may not be available for certain emerging market investments.

    The Surviving Fund's performance will depend on the credit quality of its investments. Securities in the ratings categories Baa+ by Moody's or BBB- by S&P or the equivalent by another national rating organization may have fewer protective provisions and are generally more risky than higher-rated investment grade securities.

    The Surviving Fund also invests in asset-backed securities. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

    Because the interest rate changes on floating and variable rate securities, the Surviving Fund's yield on floating and variable rate securities may decline, and it may lose the opportunity for capital appreciation.

    Dollar rolls, forward commitments and repurchase agreements which the Surviving Fund participates in from time to time involve some risk to the Surviving Fund if the other party does not live up to its obligations under the agreement.

    Certain derivatives may respond more to changes in economic conditions than other types of securities. Derivatives not used for hedging purposes may involve additional risk and they could cause losses that exceed the Surviving Fund's original investment.

    When the Surviving Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

    An investment in the Surviving Fund is also subject to the following additional risks factors:

    The Surviving Fund may lend some of its portfolio securities in order to earn income. When the Surviving Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower defaults. The collateral the Surviving Fund receives from the borrower will be subject to the risks of the securities in which it is invested.

    The Surviving Fund may invest in illiquid securities. The Surviving Fund could have difficulty valuing these holdings precisely. The Surviving Fund also could be unable to sell these securities at the time or price desired.

    The Surviving Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity. Increased trading would raise the Surviving Fund's transaction costs. Increased short-term capital gains distributions would increase Surviving Fund Shareholders' income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by any appreciation from short-term trading, would reduce the Surviving Fund's returns.

    An investment in the Surviving Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Surviving Fund's share price is lower than when you invested.

                       COMPARATIVE FEE AND EXPENSE TABLES

    The tables below show (i) information regarding the fees and expenses paid by the Merging Fund for the most recent fiscal year that reflect current expense arrangements; (ii) information regarding the fees and expenses of the Surviving Fund for the most recent fiscal year that reflect current expense arrangements; and (iii) estimated fees and expenses of the Surviving Fund on a pro forma basis after giving effect to the proposed Reorganization. In conjunction with the proposed Reorganization, the Surviving Fund will continue offering Class A and Select Class Shares and holders of Class A and Select Class shares in the Merging Fund will receive corresponding Class A and Select Class Shares in the Surviving Fund. Please note that the Surviving Fund also currently offers
Class B shares (which will not be distributed to Merging Fund Shareholders as a result of the Reorganization and therefore no information on that class is shown in the table below).

    The tables indicate that both contractual (pre-waiver) and actual (post-waiver) total expense ratios for current shareholders of the Merging Fund are anticipated to decrease or stay the same following the Reorganization. In addition, JPMorgan Chase Bank, the Surviving Fund's administrator, has contractually agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses do not increase following consummation of the Reorganization through March 31, 2004. In addition, the

Surviving Fund's other service providers may voluntarily waive or reimburse certain of their fees as they may determine from time to time.

                                                     THE MERGING FUND
                                          --------------------------------------
                                           CLASS A SHARES    SELECT CLASS SHARES
                                          -----------------  -------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) when you buy
  shares, shown as % of the offering
  price                                             4.50%               None
Maximum Deferred Sales Charge (Load)
  shown as lower of original purchase
  price or redemption proceeds                      None                None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)
Management Fees                                     0.30%               0.30%
Distribution (12b-1) Fees                           0.25%               None
Shareholder Servicing Fees                          0.25%               0.25%
Other Expenses(1)                                   0.54%               0.19%
                                             -----------        ------------
Total Annual Fund Operating Expenses                1.34%               0.74%
                                             ===========        ============
Fee Waivers and Expense
  Reimbursements(2)                                (0.44)%
                                             -----------
Net Expenses(2)                                     0.90%
                                             ===========

---------------------

(1) "Other Expenses" are based on expenses incurred during the fiscal year ended August 31, 2002.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Merging Fund to the extent total operating expenses of Class A and Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.90%, and 0.75%, respectively, of its average daily net assets through December 31, 2003. In addition, the Merging Fund's other service providers may voluntarily waive or reimburse certain of their fees, as they may determine from time to time.

                                                     THE SURVIVING FUND
                                          -----------------------------------------
                                           CLASS A SHARES     SELECT CLASS SHARES
                                          -----------------  ----------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) when you buy
  shares, shown as % of the offering
  price                                             4.50%                 None
Maximum Deferred Sales Charge (Load)
  shown as lower of original purchase
  price or redemption proceeds                      None                  None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)
Management Fees                                     0.30%                 0.30%
Distribution (12b-1) Fees                           0.25%                 None
Shareholder Servicing Fees                          0.25%                 0.25%
Other Expenses(1)                                   0.30%                 0.19%
                                             -----------         -------------
Total Annual Fund Operating Expenses                1.10%                 0.74%
                                             ===========         =============
Fee Waivers and Expense
  Reimbursements(2)                                (0.35)%               (0.14)%
                                             -----------         -------------
Net Expenses(2)                                     0.75%                 0.60%
                                             ===========         =============

---------------------

(1) "Other Expenses" are based on expenses incurred during the fiscal year ended August 31, 2002.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Surviving Fund to the extent total operating expenses of Class A and Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, and 0.60%, respectively, of its average daily net assets through December 31, 2003. In addition, the Surviving Fund's other service providers may voluntarily waive or reimburse certain of their fees, as they may determine from time to time.

                                                     THE SURVIVING FUND
                                          -----------------------------------------
                                                     PRO FORMA COMBINED
                                          -----------------------------------------
                                           CLASS A SHARES     SELECT CLASS SHARES
                                          -----------------  ----------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) when your
  buy shares, shown as % of the offering
  price                                             4.50%                 None
Maximum Deferred Sales Charge (Load)
  shown as lower of original purchase
  price or redemption proceeds                      None                  None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)
Management Fees                                     0.30%                 0.30%
Distribution (12b-1) Fees                           0.25%                 None
Shareholder Servicing Fees                          0.25%                 0.25%
Other Expenses(1)                                   0.34%                 0.19%
                                             -----------         -------------
Total Annual Fund Operating Expenses                1.14%                 0.74%
                                             ===========         =============
Fee Waivers and Expense
  Reimbursements(2)                                (0.39)%               (0.14)%
                                             -----------         -------------
Net Expenses(2)                                     0.75%                 0.60%
                                             ===========         =============

---------------------

(1)  "Other Expenses" are restated from the most recent fiscal year ended August
     31, 2002 to reflect current expense arrangements.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Surviving Fund to the extent total operating expenses of Class A and Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, and 0.60%, respectively, of their average daily net assets following consummation of the Reorganization through March 31, 2004.
     In addition, the Surviving Fund's other service providers may voluntarily waive or reimburse certain of their fees, as they may determine from time to time.

    The tables above do not reflect charges or credits that investors might incur if they invest through a financial institution.

   EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

    - you invest $10,000 in the Funds for the time period indicated;

    - you redeem all of your shares at the end of each period;

    - your investment has a 5% return each year; and

    - you pay net expenses through March 31, 2004 and total operating expenses thereafter.

    Although actual costs may be higher or lower, based upon these assumptions your costs would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
MERGING FUND*
  Class A                        $538    $810    $1,107    $1,950
  Select Class                   $ 77    $238    $  413    $  920
SURVIVING FUND*
  Class A                        $523    $748    $  994    $1,697
  Select Class                   $ 61    $221    $  397    $  904
PRO FORMA SURVIVING FUND
  COMBINED**
  Class A                        $523    $759    $1,013    $1,740
  Select Class                   $ 61    $222    $  398    $  905

-------------------

  *  As of December 1, 2002.
 ** As of March 31, 2003, based on the assumption that the Reorganization occurs on March 31, 2003.

                     THE SURVIVING FUND'S PAST PERFORMANCE

    This section shows the Surviving Fund's performance record with respect to the Surviving Fund's shares.(1) The bar chart shows how the performance of the Surviving Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Surviving Fund. The table shows the average annual total returns over the past year, five years and ten years. It also compares that performance to the Lehman Aggregate Bond Index and the Lipper Corporate Debt A-Rated Funds Index, both of which are widely recognized market benchmarks.

    Past performance (before and after taxes) is not necessarily an indication of how any class of the Surviving Fund will perform in the future.

    The calculations assume that all dividends and distributions are reinvested in the Surviving Fund. Some of the companies that provide services to the Surviving Fund have in the past agreed to waive some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SURVIVING FUND
YEAR-BY-YEAR RETURNS(1),(2)

YEAR  SELECT CLASS
1992         6.46%
1993        11.40%
1994        -3.83%
1995        18.51%
1996         3.20%
1997         8.81%
1998         7.94%
1999        -1.05%
2000        10.08%
2001         7.53%

Year to 9/30/02 7.84% Best Quarter 5.86% (2nd quarter, 1995) Worst Quarter -2.76% (1st quarter, 1994)
---------------------

(1) On January 1, 1997, the Surviving Fund received the assets of three common trust funds which had been maintained by a predecessor of JPMorgan Chase
     Bank. The performance of the Surviving Fund's Select Class Shares before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Surviving Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Surviving Fund's expense levels (absent reim-bursements) that were in place at the time the Surviving Fund received the common trust fund assets.
(2)  The Surviving Fund's fiscal year end is 8/31.

                                 SURVIVING FUND
--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (%)
      SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1)
--------------------------------------------------------------------------------
                                      PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
                                     --------------  ------------  -------------
SELECT CLASS SHARES -- Return
  before taxes.....................           7.53         6.58          6.73
SELECT CLASS SHARES -- Return after
  taxes on distributions...........           5.36         3.88           N/A(2)
SELECT CLASS SHARES -- Return after
  taxes on distributions and sale
  of fund shares...................           4.55         3.91           N/A(2)
CLASS A SHARES -- Return before
  taxes............................           2.66         5.60          6.24
LEHMAN AGGREGATE BOND INDEX
  (Reflects no deduction for fees,
  expenses or taxes)...............           8.42         7.43          7.23
LIPPER CORPORATE DEBT A-RATED FUNDS
  INDEX (Reflects no deduction for
  taxes)...........................           7.79         6.50          6.80

    The after-tax returns are shown for only the Select Class Shares, and not for the Class A or Class B Shares, and after-tax returns for these classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as
401(k) plans or individual retirement accounts.
---------------------

(1)  The Surviving Fund's fiscal year end is 8/31.
(2) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a form of which is attached as Appendix A to this Combined Prospectus/Proxy Statement.

DESCRIPTION OF THE REORGANIZATION PLAN

    The Reorganization Plan provides that, assuming satisfaction of the conditions in the Reorganization Plan, the "Effective Time of the Reorganization" will be on or about March 31, 2003 or such other date as is agreed to by the parties. The Reorganization Plan provides that at the Effective Time of the Reorganization, the assets and liabilities of the Merging Fund will be transferred to and assumed by the Surviving Fund. In exchange for the transfer of the assets and the assumption of the liabilities of the Merging Fund, MFSG will issue at the Effective Time of the Reorganization full and fractional Surviving Fund Shares equal in aggregate dollar value to the aggregate NAV of full and fractional outstanding Merging Fund Shares as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that the Merging Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to Merging Fund Shareholders all undistributed net investment income earned and net capital gain realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of the Merging Fund by, the Surviving Fund, the Merging Fund will distribute the Surviving Fund Shares received by it to the Merging Fund Shareholders in liquidation of the Merging Fund. Holders of Class A shares in the Merging Fund would receive Class A Shares and holders of Select Class shares in the Merging Fund would receive Select Class Shares. Each Merging Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Surviving Fund Shares with a total NAV equal to the total NAV of their Merging Fund Shares plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the Merging Fund Shares. The Surviving Fund will not issue certificates representing Surviving Fund Shares in connection with the Reorganization.

    The Surviving Fund expects to maintain a substantial portion of the portfolio investments of the Merging Fund in light of the similar investment policies of the Merging Fund and the Surviving Fund.

    After the Reorganization, all of the issued and outstanding shares of the Merging Fund shall be canceled on the books of the Merging Fund, and the stock transfer books of the Merging Fund will be permanently closed.

    The Reorganization is subject to a number of conditions, including, without limitation: approval by the Merging Fund Shareholders of the Reorganization Plan and the transactions contemplated thereby, which are described in this Combined Prospectus/Proxy Statement; the receipt of a legal opinion from Sullivan & Cromwell with respect to certain tax issues, as more fully described in "--Federal Income Tax Considerations" below; and MFSG's performance of its obligations under the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Reorganization will be consummated at the Effective Time of the Reorganization.

    The administrative expenses of the Funds in connection with the Reorganization will be borne by JPMorgan Chase Bank or one of its affiliates.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by MFSG if a material condition to its performance is not fulfilled or if it does not complete a required action under the Reorganization Plan by the date specified in the Reorganization Plan. The Reorganization Plan may be terminated if the MFSG Board of Trustees, on behalf of either the Merging Fund or the Surviving Fund, determines that proceeding with the Reorganization Plan is not in the best interests of the applicable Fund's shareholders.

BOARD CONSIDERATIONS

    In considering the proposed Reorganization at meetings held on October 23, 2002, the MFSG Board of Trustees considered and discussed the advantages and disadvantages of the proposed Reorganization.

    The Board of Trustees of MSFG has determined that it is in the best interests of both Funds' shareholders to combine the Merging Fund with the Surviving Fund. In reaching this conclusion, the Board of Trustees considered and gave appropriate weight to all pertinent factors, including, among others: the terms of the Reorganization Plan; the opportunity to combine two funds with similar investment objectives and policies; a comparison of each Fund's historical and projected expense ratios before and after the Reorganization; the comparative investment performance of the Merging Fund and the Surviving Fund; the anticipated positive effect of the Reorganization on the relevant Fund and its shareholders; the fact that the portfolio management team of the Merging Fund would remain unchanged as a result of the Reorganization; the opportunity to realize operational and administrative efficiencies in a larger combined Fund; JPMorgan Chase Bank's contractual undertaking following the consummation of the Reorganization through March 31, 2004 to waive fees or reimburse the Surviving Fund's expenses such that the total expense ratio of Class A and Select Class does not exceed 0.75% and 0.60% of the Class A and Select
Class Shares' average daily net assets, respectively, following the Reorganization; the fact that all administrative costs and expenses of the Reorganization would be borne by JPMorgan Chase Bank or one of its affiliates; the significance of any capital loss carryforwards that may be forfeited by the Merging Fund; and the fact that the Reorganization would constitute a tax-free reorganization.

    In addition, the MFSG Board of Trustees took into account that, after the Effective Time of the Reorganizations, JPMFAM (USA) will continue to receive a management fee from the Surviving Fund equal to the management fee currently received from the Merging Fund, and that JPMorgan Chase Bank has agreed to cap the total expenses as set forth in the expense table above.

    Based upon its evaluation of the relevant information requested by and provided to it, and in light of its fiduciary duties under federal and state law, the MFSG Board of Trustees, on behalf of the Merging Fund and the Surviving Fund, including a majority of the members of such Board who are not interested persons of the Funds or JPMorgan Chase Bank as defined in the 1940 Act, determined that the proposed Reorganization is in the best interests of the Merging Fund and the Surviving Fund, as applicable, and that the interests of their respective shareholders would not be diluted as a result of the Reorganization.

    THE MFSG BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT MERGING FUND SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

    The MFSG Board of Trustees has not determined what action the Merging Fund will take in the event the Merging Fund Shareholders do not approve the Reorganization Plan or for any reason the

Reorganization is not consummated. In either such event, the Board of Trustees will consider other appropriate courses of action.

FEDERAL INCOME TAX CONSIDERATIONS

    Consummation of the Reorganization is subject to the condition that MFSG receive an opinion from Sullivan & Cromwell, counsel to MFSG, (based upon certain facts, qualifications, representations and assumptions) that if the Reorganization is consummated as contemplated by the Reorganization Plan, for federal income tax purposes: (i) the Reorganization will qualify as a tax-free reorganization and the Merging Fund and the Surviving Fund will each be a "party to a reorganization" within the meaning of the Internal Revenue Code of 1986, as amended; and (ii) no gain or loss will be recognized by Merging Fund Shareholders on the conversion of Merging Fund Shares into Surviving Fund Shares.

    MFSG has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisors concerning the potential tax consequences to them, including state, local and foreign income taxes.

    Immediately prior to the Reorganization, the Merging Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders the Merging Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carry forwards). Such dividends may be included in the taxable income of the Merging Fund Shareholders.

CAPITALIZATION

    Because the Merging Fund will be combined with the Surviving Fund in the Reorganization, the total capitalization of the Surviving Fund after the Reorganization is expected to be greater than the current capitalization of the Merging Fund. The following table sets forth as of June 30, 2002: (i) the capitalization of the Merging Fund; (ii) the capitalization of the Surviving Fund; and (iii) the pro forma capitalization of the Surviving Fund as adjusted to give effect to the Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of the Surviving Fund and the Merging Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each Fund. The Surviving Fund currently offers three classes of shares: Class A, Class B and Select Class Shares.

                                 CAPITALIZATION
                 PRO FORMA TO GIVE EFFECT TO THE REORGANIZATION

                                                          PRO FORMA SURVIVING
                                     MERGING   SURVIVING      FUND AFTER
                                       FUND      FUND       REORGANIZATION
                                     --------  ---------  -------------------
TOTAL NET ASSETS
  Class A Shares                     $  5,068  $ 29,322       $   34,390
  Class B Shares                          N/A  $ 13,576       $   13,576
  Select Class Shares                $569,187  $661,269       $1,230,456
      Total                          $574,255  $704,167       $1,278,422
SHARES OUTSTANDING
  Class A Shares                          479       708              831
  Class B Shares                          N/A       329              329
  Select Class Shares                  53,738    29,780           29,780
      Total                            54,217    30,817           30,940
NET ASSET VALUE PER SHARE
  Class A Shares                     $  10.59  $  41.39       $    41.39
  Class B Shares                          N/A  $  41.30       $    41.30
  Select Class Shares                $  10.59  $  41.32       $    41.32

                              INVESTMENT POLICIES

    The following discussion summarizes some of the investment policies of the Surviving Fund. Except as noted below, the Merging Fund has similar investment policies to those of the Surviving Fund.

OBJECTIVE

    The investment objectives of the Surviving Fund and the Merging Fund are identical. The investment objective of the Surviving Fund is to provide as high a level of income as is consistent with reasonable risk. THE INVESTMENT OBJECTIVE OF THE MERGING FUND IS TO SEEK AS HIGH A LEVEL OF INCOME AS POSSIBLE AS IS CONSISTENT WITH REASONABLE RISK. Neither Fund may change its objective without shareholder approval.

MAIN INVESTMENT STRATEGIES

    Under normal market circumstances, the Surviving Fund invests at least 80% of the value of its net assets, including the amount of borrowings for investment purposes, in debt investments. UNDER NORMAL MARKET CONDITIONS, THE MERGING FUND INVESTS AT LEAST 80% OF THE VALUE OF ITS NET ASSETS, INCLUDING THE AMOUNT OF BORROWINGS FOR INVESTMENT PURPOSES, IN DEBT INVESTMENTS.

    The Surviving Fund primarily invests in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Surviving Fund will invest at least 65% of its total assets in debt securities rated at least "A" or the equivalent from Moody's, S&P, Fitch or another national rating organization, or in securities that are unrated but are deemed by JPMFAM (USA) to be of comparable quality. THE MERGING FUND INVESTS PRIMARILY IN A BROAD RANGE OF DEBT SECURITIES RATED AS INVESTMENT GRADE OR HIGHER BY MOODY'S, S&P, FITCH OR ANOTHER NATIONAL RATING ORGANIZATION, OR UNRATED SECURITIES DEEMED BY JPMFAM
(USA) TO BE OF COMPARABLE QUALITY. THESE INCLUDE DEBT SECURITIES ISSUED BY THE U.S. GOVERNMENT AND ITS AGENCIES AND AUTHORITIES, INVESTMENT-GRADE CORPORATE BONDS AND OTHER FIXED INCOME SECURITIES.

    The Surviving Fund has no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. JPMFAM (USA) will change the actual maturities according to changes in the market. THE MERGING FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY IS BETWEEN THREE AND TEN YEARS.

    Both the Merging Fund and the Surviving Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Funds' credit quality standards.

    Both the Merging Fund and the Surviving Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

    Both the Merging Fund and the Surviving Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

    Both the Merging Fund and the Surviving Fund may enter into "dollar rolls," in which the Funds sell mortgage-backed securities and at the same time contract to buy back very similar securities on a future date. The Funds may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

    Both the Merging Fund and the Surviving Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. Each Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Funds can invest.

    To temporarily defend their assets, both the Merging Fund and the Surviving Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

    Both the Merging Fund and the Surviving Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity.

    Both the Merging Fund and the Surviving Fund may change any of their investment policies (except for their investment objectives) without shareholder approval.

    Both the Merging Fund and the Surviving Fund are diversified as defined in the 1940 Act.

INVESTMENT PROCESS

    In managing the Surviving Fund, JPMFAM (USA) employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

    The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Surviving Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

    Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, JPMFAM (USA) makes buy and sell decisions according to the Surviving Fund's objective and strategy. Forecasting teams at JPMFAM (USA) use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Surviving Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Surviving Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Surviving Fund's benchmark. The strategists closely monitor the Surviving Fund and make tactical adjustments as they believe are necessary.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    Following the Reorganization, the procedures for purchases, redemptions and exchanges of Surviving Fund Shares will be substantially similar to those of the Merging Fund Shares. The Surviving Fund currently offers three classes of shares: the Class A, Class B and the Select Class Shares. The following discussion reflects the class structure of the Surviving Fund.

SALES CHARGES

    There is normally a sales charge (sometimes called a "load") to buy Class A Shares of Surviving Fund. There are also ongoing charges that holders of Class A Shares pay as long as they own their shares, as more fully explained below. There is no sales charge to buy Select Class Shares.

    Shareholders holding Class A shares of the Merging Fund will receive
Class A Shares of the Surviving Fund in the Reorganization but will not have to pay a sales charge. However, such shareholders will have to pay a sales charge if they buy additional Class A Shares in the future. No sales charge will apply to Class A Shares purchased by reinvesting Surviving Fund distributions of net investment income or net capital gain.

    There are a number of plans and special discounts which can decrease or even eliminate these charges.

CLASS A SHARES

    Class A Shares have an initial sales charge that is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A Shares is the NAV plus the initial sales charge. NAV is the value of everything the Surviving Fund owns, minus everything it owes, divided by the number of shares held by investors. The Surviving Fund receives the NAV from the purchasers of the Surviving Fund Shares.

                                          INITIAL SALES CHARGE AS % OF  INITIAL SALES CHARGE AS % OF
AMOUNT OF INVESTMENT                      THE OFFERING PRICE PER SHARE      NET AMOUNT INVESTED
--------------------                      ----------------------------  ----------------------------
LESS THAN $100,000                                    4.50                          4.71
$100,000 BUT UNDER $250,000                           3.75                          3.90
$250,000 BUT UNDER $500,000                           2.50                          2.56
$500,000 BUT UNDER $1,000,000                         2.00                          2.04

    There is no sales charge for investments of $1 million or more.

12b-1 FEES

    J.P. Morgan Fund Distributors, Inc. is the Distributor for the Surviving Fund. The Surviving Fund has adopted a Rule 12b-1 distribution plan for Class A Shares under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributable to Class A Shares. A similar 12b-1 distribution plan is currently in effect for Class A shares of the Merging Fund (with annual distribution fees of up to 0.25% of the average daily net assets attributable to such shares).

    This payment covers such things as compensation for services provided by broker-dealers and expenses connected with the sale of shares. Payments are not tied to actual expenses incurred. Because 12b-1 expenses are paid out of the Surviving Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost more than other types of sales charges used by other mutual funds.

    There is no Rule 12b-1 distribution plan for Select Class Shares.

BUYING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO ADDITIONAL PURCHASES OF THE CLASS A OR SELECT CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    The price shareholders pay for their shares is the public offering price, which is equal to the shares' NAV plus any initial sales charge calculated after the JPMorgan Funds Service Center (the "Center") accepts such shareholder's order. The Surviving Fund generally values its assets at their market prices, but if market prices are unavailable, or do not represent a security's value at the time of pricing, then the Surviving Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. When fair value is used, the prices of securities used by the Surviving Fund to calculate its shares' NAV may differ from quoted or published prices for the same securities.

    The NAV of each class of the Surviving Fund Shares is generally calculated once each day at the close of regular trading on the New York Stock Exchange. The NAV is not computed on the day the following legal holidays are observed:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Surviving Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees. An order is in proper form only after payment is converted into federal funds.

    The Center accepts purchase orders on any business day that the New York Stock Exchange is open. If an order is received in proper form by the close of regular trading on the New York Stock Exchange, it will be processed at that day's price. Any funds received in connection with late orders will be invested on the following business day. A Taxpayer Identification Number must be provided when an account is opened.

    If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times.

    The Surviving Fund has the right to reject any purchase order at any time.

    The investment minimum for Class A Shares of the Surviving Fund is as follows:

TYPE OF ACCOUNT                           INITIAL INVESTMENT  ADDITIONAL INVESTMENTS
---------------                           ------------------  ----------------------
Regular Account                                 $2,500                 $100
Systematic Investment Plan(1)                   $1,000                 $100
IRA                                             $1,000                 $100
SEP-IRA                                         $1,000                 $100
Education IRA                                   $  500                 $100

---------------------

(1) If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account.

    The minimum investment for Select Class Shares is $1,000,000 to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The Surviving Fund may waive this minimum at its discretion.

    For Class A and Select Class Shares, checks should be made out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears, which could take more than seven business days.

    Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the Center does not receive payment by 4:00 p.m. (Eastern time) on the settlement date.

    Shareholders seeking to buy Surviving Fund Shares through an investment representative should instruct their representative to contact the Surviving Fund. Such representative may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.

SELLING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF THE CLASS A AND SELECT CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Surviving Fund Shares may be sold on any day the Center is open for trading, either directly to the Surviving Fund or through an investment representative. Surviving Fund Shareholders will receive the next NAV calculated after the Center accepts the sale order in proper form.

    The names of the registered shareholders and the account number must be provided before shares can be sold. Surviving Fund Shareholders must have signatures guaranteed for all registered owners or their legal representatives if (i) the shares to be sold have an NAV of $100,000 or more or (ii) payment is to be sent to an address other than the one in the Surviving Fund's records.

    Additional documents or a letter from a surviving joint owner may also be required before selling Surviving Fund Shares.

    Under normal circumstances, if the Center receives your order before the close of regular trading on the New York Stock Exchange, the Surviving Fund will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Surviving Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

    A Surviving Fund Shareholder who purchased through an investment representative, or through a financial service firm, should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

    Surviving Fund Shareholders may also sell their shares by contacting the Center directly. Holders of Class A and Select Class Shares may call 1-800-348-4782.

    Surviving Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF THE CLASS A AND SELECT CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Surviving Fund Shares of a particular class may be exchanged for shares of the corresponding class in certain other JPMorgan Funds at NAV, beginning 15 days after the Surviving Fund Shares are purchased.

    You can exchange your Class A Shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

    Tell your representative which funds' shares you want to exchange. He or she will send the necessary documents to the Center. Your representative might charge you for this service.

THROUGH THE CENTER

    Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

    You can automatically exchange shares of one JPMorgan fund for shares of the same class of certain other JPMorgan funds.

    You can exchange your Select Class Shares by telephone. You can get more information by contacting the Center or through your investment representative.

    For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange their Class A or Select Class Shares.

    The exchange privilege is not a means of short-term trading as this could increase management costs and affect all Surviving Fund Shareholders. The Surviving Fund reserves the right to limit the number of exchanges or refuse an exchange. The exchange privilege may also be terminated. The Surviving Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING THE CLASS A AND SELECT CLASS SHARES

    For Class A Shares, the Surviving Fund may close an account if the account balance falls below $500 for 30 days as a result of selling shares (and not because of performance). For Select Class Shares, if the account balance falls below the investment minimum of $1,000,000 for 30 days as a result of selling shares (and not because of performance), then the Surviving Fund reserves the right to request that you buy more shares or close your account. At least 60 days' notice will be given before closing the account.

    Unless a shareholder indicates otherwise on his or her account application, the Surviving Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Surviving Fund will ask that person to confirm the account registration and address to make sure they match those in the Surviving Fund records. If they do correspond, the Surviving Fund is generally authorized to follow that person's instructions. The Surviving Fund will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Surviving Fund liable for any loss or expense from any sales request if the Surviving Fund takes such reasonable precautions. The Surviving Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Surviving Fund does not take such reasonable precautions.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Surviving Fund or contact their investment representative or agent. The Surviving Fund may modify or cancel the sale of shares by phone without notice.

    MFSG, on behalf of the Surviving Fund, has entered into agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents agree to provide certain support services to their customers. For performing these services, each shareholder servicing agent will receive an annual fee of up to 0.25% of the average daily net assets of the Class A and Select Class Shares held by investors serviced by the shareholder servicing agent. The Merging Fund likewise has similar arrangements with respect to its Shares.

    MFSG and/or the Distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

    Each class of shares of the Surviving Fund may have different requirements regarding who may invest and may have different sales charges and expense levels. A person who gets compensated for selling shares of the Surviving Fund may receive a different amount for each class.

                            DISTRIBUTIONS AND TAXES

    The Class A and Select Class Shares can earn income and realize capital gain. The Class A and Select Class Shares will deduct from these earnings any expenses and then pay out these earnings to Surviving Fund Shareholders as distributions.

    The Class A and Select Class typically declare and pay ordinary income dividends monthly. Net capital gain, if any, is distributed annually. The Surviving Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. You have three options for your Surviving Fund distributions. You may:

    - reinvest all of them in additional Class A or Select Class Shares without a sales charge;

    - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional Surviving Fund Shares; or

    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    If you do not notify us otherwise, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of Surviving Fund Shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

    If you receive distributions of net long-term capital gain, the tax rate will be based on how long the Surviving Fund held a particular asset, not on how long you have owned your Surviving Fund Shares. If you buy Surviving Fund Shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Any investor for whom the Surviving Fund does not have a valid taxpayer identification number may be subject to backup withholding.

    Early in each calendar year, the Surviving Fund will send Surviving Fund Shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in the Surviving Fund. Shareholders should consult their tax advisors to see how investing in the Surviving Fund will affect their own tax situation.

                        COMPARISON OF THE MERGING FUND'S
         AND THE SURVIVING FUND'S RESPECTIVE ORGANIZATIONAL STRUCTURES

    There are no material differences in the organizational structures of the Merging Fund and the Surviving Fund. Set forth below are descriptions of the structure, the Board of Trustees and officers, shares of each Fund, voting rights, shareholder liability and the liability of Trustees of each Fund.

STRUCTURE OF THE MERGING FUND AND THE SURVIVING FUND

    The Merging Fund and the Surviving Fund are each organized as a separate series of MFSG, which is organized as a business trust under the laws of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFSG's operations are governed by MFSG's Declaration of Trust, its By-Laws and applicable Massachusetts law. The operations of each of the Merging Fund and the Surviving Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS

    Subject to the provisions of MFSG's Declaration of Trust and By-Laws, the business of the Merging Fund and the Surviving Fund is managed by MFSG's Board of Trustees. The Trustees of MFSG serve indefinite terms (subject to mandatory retirement age) and have all powers necessary or convenient to carry out their responsibilities. The Trustees and officers of MFSG that serve the Funds are identical.

SHARES OF FUNDS

    MFSG is a trust with an unlimited number of authorized shares of beneficial interest which may be divided into series or classes thereof. Each Fund is a separate series of MFSG and may issue multiple classes of shares. Each share of a series or class of MFSG represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class of MFSG participate equally in the earnings, dividends and assets of the particular series or class. Fractional shares have proportionate rights to full shares. Expenses of MFSG that are not attributable to a specific series or class will be allocated to all the series of MFSG in a manner believed by the MFSG Board of Trustees to be fair and equitable. Generally, shares of each series will be voted separately, for example, to approve an investment advisory agreement. Likewise, shares of each class of each series will be voted separately, for example, to approve a distribution plan. On certain matters, such as the election of Trustees, shares of all series and classes vote together, to the extent required by the 1940 Act. MFSG is not required to hold regular annual meetings of shareholders but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of MFSG.

SHAREHOLDER VOTING RIGHTS

    With respect to all matters submitted to a vote of shareholders, shareholders of MFSG are entitled to the number of full and fractional votes (or "voting shares") equal to the number of full and fractional shares owned at the close of business on November 21, 2002, the record date.

    A vacancy in the Board of Trustees of MFSG resulting from the resignation of a member of the Board of Trustees or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of voting shares representing two-thirds of the outstanding voting shares of each portfolio of that trust. A meeting of shareholders of MFSG shall be held upon the written request of the holders of voting shares of MFSG representing not less than 10% of the outstanding voting shares entitled to vote on the matters specified in the written request. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

SHAREHOLDER LIABILITY

    Under Massachusetts law, shareholders of MFSG could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of MFSG disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. MFSG may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trustees and officers covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability generally is limited to circumstances in which both inadequate insurance exists and the trust itself is unable to meet its obligations.

LIABILITY OF TRUSTEES

    Under the Declaration of Trust of MFSG, the Trustees are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as members of the Board of Trustees. Subject to the previous sentence, under the Declaration of Trust of MFSG, a member of the Board of Trustees or an officer will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person's being or having been a member of the Board of Trustees or an officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and By-Laws of MFSG are available without charge upon written request to MFSG.

       INFORMATION RELATING TO THE ADVISORY CONTRACTS AND OTHER SERVICES

GENERAL INFORMATION

    As noted above, the assets of the Merging Fund and the Surviving Fund are each managed by JPMFAM (USA) pursuant to separate Advisory Agreements between MFSG, on behalf of each of the Merging Fund and Surviving Fund, respectively, and JPMFAM (USA). After the consummation of the Reorganization, JPMFAM (USA) will continue to be responsible for the day-to-day management of the Surviving Fund's assets.

DESCRIPTION OF JPMFAM (USA) AND THE ADVISORY AGREEMENT WITH THE SURVIVING FUND

    JPMFAM (USA) is a wholly-owned subsidiary of JPMorgan Chase Bank incorporated under the laws of Delaware. JPMFAM (USA)'s principal executive offices are located at 522 Fifth Avenue, New York, New York 10036. JPMFAM (USA), a registered investment adviser, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. As of September 30, 2002, JPMFAM (USA) and certain of its affiliates provided investment management services with respect to assets of approximately $492.5 billion.

    Under the Advisory Agreement with the Surviving Fund, JPMFAM (USA) is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Surviving Fund. JPMFAM
(USA)'s responsibilities under the Advisory Agreement include supervising the Surviving Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Surviving Fund's investments and complying with regulatory reporting requirements. The services provided to the Surviving Fund by JPMFAM (USA) are substantially similar to the services currently provided to the Merging Fund by JPMFAM (USA).

    EXPENSES AND MANAGEMENT FEES. The Advisory Agreement provides that the Surviving Fund will pay JPMFAM (USA) a monthly management fee based upon the average daily net assets of the Surviving Fund. The annual rate of this management fee is, and for the most recent fiscal year was, 0.30%. The Merging Fund currently pays, and for the most recent fiscal year paid, 0.30% of average daily net assets to JPMFAM (USA) for its advisory services. JPMFAM (USA) will continue to receive the management fee it currently receives from the Surviving Fund at the Effective Time of the Reorganization. JPMorgan Chase Bank has contractually agreed to cap the Surviving Fund's total expense ratio at 0.75% of the annual net operating expenses for Class A Shares, and at 0.60% of the annual net operating expenses for Select Class Shares, following the proposed Reorganization through March 31, 2004. JPMFAM (USA) and other service providers to the Surviving Fund may also voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

    Under the Advisory Agreement, except as indicated above, the Surviving Fund is responsible for its operating expenses including, but not limited to: taxes; interest; fees (including fees paid to the members of its Board of Trustees who are not affiliated with JPMFAM (USA) or any of its affiliates); fees payable to the Commission; state securities fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing Surviving Fund Shareholders; management and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions in connection with the purchase or sale of portfolio securities.

    LIMITATION ON LIABILITY. The Advisory Agreement provides that JPMFAM (USA) will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFSG or the Surviving Fund in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement.

    DURATION AND TERMINATION. The Advisory Agreement will continue in effect from year to year with respect to the Surviving Fund, only so long as such continuation is approved at least annually by (i) the Board of Trustees of MFSG or the majority vote of the outstanding voting securities of the Surviving Fund, and (ii) a majority of those Trustees who are neither parties to the Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Advisory Agreement is terminable at any time as to the Surviving Fund without penalty by the MFSG Board of Trustees or by vote of the majority of the Surviving Fund's outstanding voting securities upon 60 days' written notice to JPMFAM (USA), and by JPMFAM (USA) on 90 days' written notice to MFSG.

PORTFOLIO MANAGERS

    The Surviving Fund is managed by a team of individuals at JPMFAM (USA).

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    JPMFAM (USA) places orders for the Surviving Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Surviving Fund. Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for the Surviving Fund will be undertaken principally to accomplish the Surviving Fund's investment objective. The Surviving Fund may engage in short-term trading consistent with its objectives.

    In connection with portfolio transactions, JPMFAM (USA) intends to seek best execution on a competitive basis for both purchases and sales of securities. JPMFAM (USA) considers a number of factors in selecting a broker, including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition, as well as the commissions charged. Research services provided by brokers to which JPMFAM (USA) has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, strategy services, quantitative data and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of JPMFAM (USA)'s clients and not solely or necessarily for the benefit of the Surviving Fund. JPMFAM (USA) believes that the value of the research services received is not determinable and does not significantly reduce its expenses. The Surviving Fund does not reduce the fee it pays to JPMFAM (USA) by any amount that might be attributable to the value of such services.

    Subject to the overriding objective of obtaining the best execution of orders, JPMFAM (USA) may allocate a portion of the Surviving Fund's brokerage transactions to affiliates of JPMFAM (USA). Under the 1940 Act, persons affiliated with the Surviving Fund and persons who are affiliated with such persons are prohibited from dealing with the Surviving Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. However, affiliated persons of the Surviving Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Surviving Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMFAM (USA) or an affiliate is a member or in a private placement in which JPMFAM (USA) or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that comply with rules adopted by the Commission and with interpretations by the Commission's staff.

    Investment decisions made by JPMFAM (USA) are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Surviving Fund may only sell a security to other portfolios or accounts managed by JPMFAM (USA) or its affiliates in accordance with procedures adopted by the Board of Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when JPMFAM (USA) deems the purchase or sale of a security to be in the best interests of the Surviving Fund, as well as other clients including other funds, JPMFAM (USA), to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Surviving Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by JPMFAM (USA) in the manner it considers to be most equitable and consistent with JPMFAM (USA)'s fiduciary obligations to the Surviving Fund. In some instances, this procedure might adversely affect the Surviving Fund.

INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP serves as the Merging Fund's and the Surviving Fund's independent accountants, auditing and reporting on the annual financial statements and reviewing certain regulatory reports and federal income tax returns. PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when MFSG engages it to do so.

    AUDIT FEES. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Merging Fund for the last fiscal year ended were $24,000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMFAM (USA), JPMorgan Chase Bank and JPMorgan Chase Bank's affiliates that provide services to the Funds for the calendar year ended December 31, 2001 were approximately $10.9 million.

    ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMFAM (USA), JPMorgan Chase Bank and JPMorgan Chase Bank's affiliates that provide services to the Fund for the calendar year ended December 31, 2001 were approximately $75 million.

    This amount came from services provided to JPMorgan Chase Bank and JPMorgan Chase Bank's affiliates and was composed of:

Audit-related services:                             $28.8 million
Tax services:                                       $13.0 million
Other consulting services:                          $33.2 million

    The audit-related services primarily involved services related to Commission filings, internal control related reviews, regulatory and accounting matters, statutory financial statement audits of consolidated subsidiaries and non-consolidated affiliates, other attestation work and SAS 70 reviews. This work is closely aligned with and in many respects an integral component of the audit of JPMorgan Chase Bank's consolidated financial statements.

    The tax services primarily involved assistance with tax return compliance for both JPMorgan Chase Bank and third party entities, as well as advice on areas such as depreciation and valuation methods.

    The services provided for financial information systems design and implementation and substantially all of the services reflected in the item "other consulting services" were performed during 2001 by employees of PricewaterhouseCoopers Consulting.

    The financial information systems design and implementation services were to assist JPMorgan Chase Bank with a multi-year undertaking that has been performed under JPMorgan Chase Bank's direct supervision and control, and involves implementation of new human resources systems. The other consulting services related primarily to assistance with JPMorgan Chase Bank merger related integration and related securities law compliance activities, all of which are now substantially complete.

    The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP and has concluded that it is.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the MFSG Board of Trustees for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. MFSG's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition, MFSG has retained the services of D.F. King & Co., Inc., professional solicitors, to aid in the solicitation of proxies for a fee to be borne by JPMorgan Chase Bank or an affiliate. See "--Expenses of Proxy Solicitation". It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of MFSG to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Merging Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to MFSG a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

    Only the Merging Fund Shareholders of record at the close of business on November 21, 2002 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted approximately 434,415 Class A and 54,764,172 Select Class shares of the Merging Fund. Each Merging Fund Shareholder is entitled to the number of votes equal to the number of shares owned by that Merging Fund Shareholder on the record date.

    The presence in person or by proxy of Merging Fund Shareholders that own a majority of the outstanding Merging Fund voting shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting or the Merging Fund Shareholders determine to adjourn the Meeting for any other reason, the Merging Fund Shareholders present (in person or represented by proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the Merging Fund Shareholders holding a majority of the Merging Fund voting shares present, (in person or represented by proxy), at the Meeting. The persons named in the proxy will vote in favor of such adjournment those Merging Fund voting shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Merging Fund voting shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the voting shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

PROXIES

    All Merging Fund voting shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Merging Fund Shareholder specifies how the proxy is to be voted on the Proposal, it will be voted in accordance with such specifications. If a Merging Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR the Proposal described in this Combined Prospectus/Proxy Statement. The Merging Fund Shareholders voting to ABSTAIN on the Proposal will be treated under applicable law as present for purposes of achieving a quorum and in determining the votes cast on the Proposal, but not as having voted FOR the Proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but under applicable law will not be counted in determining the votes cast on (and therefore will have the effect of a vote against) the Proposal.

    A proxy granted by any Merging Fund Shareholder may be revoked by such Merging Fund Shareholder at any time prior to its use by written notice to MFSG, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    JPMorgan Chase Bank or one of its affiliates, and not the Merging Fund or the Surviving Fund (or shareholders of either Fund), will pay the cost of the preparation, printing and mailing to Merging Fund Shareholders of this Combined Prospectus/Proxy Statement, accompanying Notice of Meeting, form of proxy and any supplementary solicitation of Merging Fund Shareholders.

    It is expected that the cost of retaining D.F. King & Co., Inc. to assist in the proxy solicitation process for the fund complex will not exceed approximately $30,000 in addition to expenses, which cost will be borne by JPMorgan Chase Bank or one of its affiliates.

INTERESTED PARTIES

    On the record date, the Trustees and officers of MFSG, as a group, owned less than 1% of the outstanding Merging Fund Shares. On the record date, the name, address and share ownership of the persons who owned beneficially or of record more than 5% of any class of shares of the Merging Fund and the percentage of the Surviving Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings on the record date were as follows:

                                                          PERCENTAGE OF  PERCENTAGE OF
                                          AMOUNT OF       MERGING FUND   SURVIVING FUND
                                           SHARES           OWNED ON       OWNED UPON
         NAME AND ADDRESS                   OWNED          RECORD DATE    CONSUMMATION
-----------------------------------  -------------------  -------------  --------------
Balsa & Co(1)                            69,281.047         15.948%          2.81%
Mutual Funds Unit 16-HCB-340           Class A Shares       Class A         Class A
PO Box 2558
Houston TX 77252-2558

Rosemarie Frances Fisher                 56,623.545         13.034%          1.57%
19698 Waters Pond Ln Apt 703           Class A Shares       Class A         Class A
Boca Raton FL 33434-5712

Trulin & Co(1)                           56,413.223         12.986%          1.57%
c/o JPMorgan Chase Bank                Class A Shares       Class A         Class A
Attn Mutual FDS
PO Box 31412
Rochester NY 14603-1412

Durr L Minor                             29,344.231          6.754%          0.82%
Chase Manhattan Bank Cust              Class A Shares       Class A         Class A
2834 Shadowdale Dr
Houston TX 77043-1715

                                                          PERCENTAGE OF  PERCENTAGE OF
                                          AMOUNT OF       MERGING FUND   SURVIVING FUND
                                           SHARES           OWNED ON       OWNED UPON
         NAME AND ADDRESS                   OWNED          RECORD DATE    CONSUMMATION
-----------------------------------  -------------------  -------------  --------------
Richard G Alexander TTEE                 26,232.742          6.038%          0.73%
R G Alexander Inc PSP SHA & TR         Class A Shares       Class A         Class A
840 W Mitchell St
Arlington TX 76013-2505

Sun City Air Conditioning Co I           24,141.281          5.557%          0.67%
7520 Copper Queen                      Class A Shares       Class A         Class A
El Paso TX 79915

Obie & Co(1)                             23,448.798          5.397%          0.65%
c/o Chase Bank of Texas N A            Class A Shares       Class A         Class A
Attn Mutual Funds Unit 16HCB 09
PO Box 200547
Houston TX 77216-0547

Carlos M Kier TTEE                       23,012.639          5.297%          0.64%
Carlos M Kier M D P A Pft              Class A Shares       Class A         Class A
Shring Pl
909B Medical Center Dr
Arlington TX 76012-4757

Balsa & Co(1)                           20,295,037.23       37.058%          47.28%
Mutual Funds Unit 16 HCB 340               Select         Select Class    Select Class
PO Box 2558                             Class Shares
Houston TX 77252-2558

Penlin & Co(1)                          16,613,509.91       30.336%          27.61%
c/o JPMorgan Chase Bank                    Select         Select Class    Select Class
Attn Mutual Funds                       Class Shares
PO Box 31412
Rochester NY 14603-1412

Liva & Company(1)                       10,187,037.61       18.601%          8.79%
c/o JPMorgan Chase Bank                    Select         Select Class    Select Class
Attn Mutual Funds                       Class Shares
PO Box 31412
Rochester NY 14603-1412

---------------------

(1)  Record Holder

    On the record date, the Trustees and officers of MFSG as a group, owned less than 1% of the outstanding Surviving Fund Shares. On the record date, the name, address and share ownership of the persons who owned beneficially or of record more than 5% of any class of shares of the Surviving Fund and the percentage of the Surviving Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings on the record date were as follows:

                                                          PERCENTAGE OF   PERCENTAGE OF
                                          AMOUNT OF       SURVIVING FUND  SURVIVING FUND
                                           SHARES            OWNED ON       OWNED UPON
         NAME AND ADDRESS                   OWNED          RECORD DATE     CONSUMMATION
-----------------------------------  -------------------  --------------  --------------
Next Wave Wireless Inc                   119,880.352         15.152%          13.29%
411 West Putman Ave Suite 270          Class A Shares        Class A         Class A
Greenwich CT 06830-6263

Mercury & Co                             93,757.326           11.85%          10.39%
c/o Investors Bank & Trust Co          Class A Shares        Class A         Class A
PO Box 9130 FPG 90
Boston MA 02117-9130

Wells Fargo Bank Minnesota NA            84,095.087          10.629%          9.32%
FBO(1)                                 Class A Shares        Class A         Class A
Omnibus Cash/Cash
PO BOX 1533
Minneapolis MN 55480-1533

                                                          PERCENTAGE OF   PERCENTAGE OF
                                          AMOUNT OF       SURVIVING FUND  SURVIVING FUND
                                           SHARES            OWNED ON       OWNED UPON
         NAME AND ADDRESS                   OWNED          RECORD DATE     CONSUMMATION
-----------------------------------  -------------------  --------------  --------------
Trulin and Co(1)                         50,918.896           6.436%          5.64%
c/o JPMorgan Chase Bank                Class A Shares        Class A         Class A
Attn Mutual Funds
PO Box 31412
Rochester NY 14603-1412

Balsa & Co(1)                           8,848,376.026         56.44%          47.43%
Mutual Funds Unit 16 HCB 340               Select          Select Class    Select Class
PO Box 2558                             Class Shares
Houston TX 77252-2558

Penlin & Co(1)                          3,945,813.504        25.169%          27.70%
c/o JPMorgan Chase Bank                    Select          Select Class    Select Class
Attn Mutual Funds                       Class Shares
PO Box 31412
Rochester NY 14603-1412

---------------------

(1)  Record Holder

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

    The Merging Fund does not generally hold an annual meeting of Merging Fund Shareholders. Merging Fund Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Merging Fund at the address set forth on the cover of this Combined Prospectus/Proxy Statement.

                       ADDITIONAL INFORMATION ABOUT MFSG

    Additional information about the Merging Fund and the Surviving Fund is included in the Statement of Additional Information related to this Combined Prospectus/Proxy Statement which has been filed with the Commission and which is incorporated herein by reference. Copies of the Statement of Additional Information related to this Combined Prospectus/Proxy Statement may be obtained without charge by calling 1-800-348-4782. MFSG is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports, proxy materials and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices 233 Broadway, New York, NY 10279 and 175
W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the Commission's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited financial highlights, financial statements and notes thereto and supplementary data, as applicable, of each of the Merging Fund and the Surviving Fund for the fiscal year ended August 31, 2002, are incorporated by reference into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

                                 OTHER BUSINESS

    The MFSG Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the MFSG Board of Trustees that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the best judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    MFSG is not involved in any litigation that would have any material adverse effect upon either the Merging Fund or the Surviving Fund.

                       MERGING FUND SHAREHOLDER INQUIRIES

    Merging Fund Shareholder inquiries may be addressed to MFSG in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-348-4782.

                                     * * *

     MERGING FUND SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                         FORM OF PLAN OF REORGANIZATION

    THIS PLAN OF REORGANIZATION (this "Plan") is adopted this 25th day of October, 2002 by Mutual Fund Select Group (the "Trust"), a Massachusetts business trust, on behalf of the J.P. Morgan Intermediate Bond Fund (the "Transferor Portfolio"), and on behalf of the JPMorgan Bond Fund II (the "Acquiring Portfolio") and JPMorgan Chase Bank.

    This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

    WHEREAS, the Board of Trustees of the Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, respectively, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, respectively, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, the Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest of Class A and Select Class of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares.

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION AND TERMINATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.

      (i) The Trust on behalf of the Transferor Portfolio will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In exchange thereof, the Trust on behalf of the Acquiring Portfolio will
(A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization, as defined in Section 1(b)(i) hereof, all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional Acquiring Portfolio Shares equal to that number of full and fractional Acquiring Portfolio Shares as determined by the Trust in accordance with Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be Class A Shares in exchange for Class A shares of the Transferor Portfolio and Select Class Shares in exchange for Select Class shares of the Transferor Portfolio, with the amounts of shares to be determined by the Trust, on behalf of the Acquiring Portfolio and Transferor Portfolio. Any shares of beneficial interest of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the Exchange Date, as defined in Section 1(b)(i) hereof.

      (ii) As of the Effective Time of the Reorganization, the Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by the Transferor Portfolio pursuant to
Section 1(a)(i) in actual or constructive exchange for the Transferor Portfolio Shares held by the Transferor Portfolio Shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio Shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. All issued and outstanding Transferor Portfolio Shares will simultaneously be cancelled on the books of the Transferor Portfolio, although any outstanding share certificates representing interests in the Transferor Portfolio will represent a number of Acquiring Portfolio Shares after the Effective Time of the Reorganization as determined in accordance with
Section 1(c). The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all the necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete termination of the Transferor Portfolio.

      (iv) After the Effective Time of the Reorganization, the Acquiring Portfolio will continue offering Class A and Select Class Shares.

      (v) Any transfer taxes payable upon issuance of the Acquiring Portfolio Shares in a name other than that of the registered holder of the Transferor Portfolio Shares on the books of the Transferor Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

      (vi) Any reporting responsibility of the Transferor Portfolio is and shall remain the responsibility of the Transferor Portfolio up to and including the Effective Time of the Reorganization and such later date on which the Transferor Portfolio is terminated.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on or about March 31, 2003 or such other date as is agreed to by the parties (the "Exchange Date").

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by JPMorgan Chase Bank to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefor shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by JPMorgan Chase Bank in the manner set forth in the Trust's then current prospectus or statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by JPMorgan Chase Bank by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets to be valued in the manner set forth in the Trust's then current prospectus or statement of additional information.

      (ii) The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio Shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to its shares by the net asset value per Acquiring Portfolio Share, both as determined in accordance with
Section 1(c)(i).

      (iii) All computations of value under this Plan shall be made by JPMorgan Chase Bank in accordance with its regular practice as custodian and pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. THE TRUST

    (a) CAPITALIZATION. The Trust has an unlimited number of authorized shares of beneficial interest, of which as of August 31, 2002 there were outstanding 30,817 Acquiring Portfolio Shares and 54,217 Transferor Portfolio Shares outstanding, and no such shares were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a trust portfolio could, under certain circumstances, be held personally liable for the obligations of such trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding Acquiring Portfolio Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio Shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio Shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any Transferor Portfolio Shares (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Trust).

    (b) FINANCIAL STATEMENTS. The financial statements of the Trust with respect to the Acquiring Portfolio and the Transferor Portfolio for the fiscal year ended August 31, 2002, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio and the Transferor Portfolio, respectively, as of the dates thereof and the results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP"), consistently applied. The financial statements of the Trust with respect to the Acquiring Portfolio and the Transferor Portfolio for the six month fiscal period ended February 28, 2002 fairly present the financial position of the Acquiring Portfolio and the Transferor Portfolio, respectively, as of the dates thereof and the results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (c) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a trust portfolio could, under certain circumstances, be held personally liable for the obligations of such trust portfolio).

    (d) AUTHORITY RELATIVE TO THIS PLAN. The Trust, on behalf of the Acquiring Portfolio and the Transferor Portfolio, has the power to adopt into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees, and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-Laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its performance of this Plan in accordance with its terms.

    (e) LIABILITIES. There are no liabilities of the Acquiring Portfolio or the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to February 28, 2002 or otherwise previously disclosed to the Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (f) NO MATERIAL ADVERSE CHANGE. Since February 28, 2002, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (g) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquiring Portfolio's or the Transferor Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust, the Acquiring Portfolio or the Transferor Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust, the Acquiring Portfolio or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (h) NO CONFLICTS. The Acquiring Portfolio and the Transferor Portfolio are not, and the performance of this Plan will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio or the Transferor Portfolio to which the Acquiring Portfolio or the Transferor Portfolio is a party or by which it is bound.

    (i) TAXES. The federal income tax returns of the Trust with respect to the Acquiring Portfolio, all other income tax returns, dividend reporting forms and other tax related reports required to be filed by the Trust with respect to the Acquiring Portfolio, have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due on such returns and reports have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquiring Portfolio have been paid so far as due. For each taxable year of its operation (including the taxable year ending on the Exchange Date), the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and intends to continue to so qualify and be eligible. The Transferor Portfolio will file its final federal and other tax returns for the period ending on the Exchange Date in accordance with the Code. All other federal income tax returns of the Trust with respect to the Transferor Portfolio, all other income tax returns, dividend reporting forms and other tax related reports required to be filed by the Trust with respect to the Transferor Portfolio, have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due on such returns and reports have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Transferor Portfolio have been paid so far as due. For each taxable year of its operation (including the taxable year ending on the Exchange Date), the Transferor Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income under Section 852 of the Code, and intends to continue to so qualify and be eligible until the Effective Time of the Reorganization. The Transferor Portfolio will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that have accrued through the Exchange Date, and before the Exchange Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Exchange Date.

    (j) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio Shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. ACTIONS OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIO

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and a prospectus (the "Prospectus") which will include the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio Shareholders referred to in
Section 5(a) herein. At the time the Registration Statement becomes effective and at the Effective Time of the Reorganization, the Registration Statement
(i) complies or will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio Shareholders' meeting referred to in Section 4(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Trust will use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Trust shall conduct the business of the Acquiring Portfolio in the ordinary course until the consummation of the Reorganization. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, in each case payable either in cash or in additional shares.

4. ACTIONS OF THE TRUST ON BEHALF OF THE TRANSFEROR PORTFOLIO

    (a) MEETING OF THE TRANSFEROR PORTFOLIO SHAREHOLDERS. The Trust shall call and hold a meeting of the Transferor Portfolio Shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books and records maintained on behalf of the Transferor Portfolio. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will prepare a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (the "Schedule") showing the tax basis of such securities by lot and the holding periods of such securities. All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. At the time the Registration Statement becomes effective and at the Effective Time of the Reorganization, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio Shareholders' meeting referred to in Section 4(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (d) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, in each case payable either in cash or in additional shares.

    (e) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

5. CONDITIONS PRECEDENT TO CONSUMMATION OF THE REORGANIZATION

Consummation of the Reorganization is subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the Transferor Portfolio Shares entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Trust shall have undertaken each of its actions described herein, each of the representations contained in Section 2 herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)), in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Transferor Portfolio since April 30, 2002.

    (c) REGULATORY APPROVAL. (i) The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act suspending effectiveness thereof shall have been issued, and to the best knowledge of the Trust, no investigation or proceeding for that purpose has been instituted or is pending, threatened or contemplated under the Securities Act. and (ii) all other approvals, registrations, consents, orders, permits and exemptions under federal, state and local laws and regulations (collectively, the "Regulatory Approvals") deemed necessary by the Acquiring Portfolio or the Transferor Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such Regulatory Approval would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Transferor Portfolio.

    (d) TAX OPINION. The Trust shall have received the opinion of Sullivan & Cromwell, dated on or before the Exchange Date, addressed to the Trust substantially to the effect that, (based upon certain facts, qualifications, representations and assumptions) for federal income tax purposes: (i) the Reorganization will qualify as a tax-free reorganization and the Transferor Portfolio and the Acquiring Portfolio will each be a "party to a reorganization" within the meaning of the Internal Revenue Code of 1986, as amended; and
(ii) no gain or loss will be recognized by Transferor Portfolio Shareholders on the conversion of Transferor Portfolio Shares into Acquiring Portfolio Shares (the "Tax Opinion"). The delivery of the Tax Opinion is conditioned upon receipt by Sullivan & Cromwell of representations it shall request of the Trust.

    (e) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (f) DISTRIBUTION OF INCOME AND GAINS. The Trust on behalf of the Transferor Portfolio shall have distributed to the Transferor Portfolio Shareholders all of the Transferor Portfolio's investment company taxable income (determined without regard to the deduction for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

6. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The Trust may, if authorized by its Boards of Trustees, amend this Plan at any time before or after Transferor Shareholder Approval, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, the Trust may by written instrument signed by it (i) waive any inaccuracies in the representations made to it contained in Section 2 herein and (ii) waive compliance with any of the required actions or conditions made for its benefit contained herein, except that conditions set forth in Sections 5(c) and 5(d) may not be waived.

    (c) TERMINATION BY THE TRUST. The Trust may terminate this Plan with respect to the Transferor Portfolio, without liability for damages on the part of the Trust, the Transferor Portfolio or their respective Trustees or officers, at any time prior to the Effective Time of the Reorganization by notice to JPMFAM (USA) if a material condition to the performance of the Trust hereunder or a material required action of the Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof. In addition, this Plan may be terminated by the Trust at any time prior to the Effective Time of the Reorganization, whether before or after Transferor Shareholder Approval, without liability on the part of any party hereto, its Trustees, officers or shareholders or JPMFAM (USA) in the event that the Board of Trustees of the Trust determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio or the Acquiring Portfolio.

7. EXPENSES

    The administrative expenses of the Reorganization will be borne by JPMorgan Chase Bank or one of its affiliates. Such expenses include, without limitation:
(i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement, including the Prospectus; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization;
(iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and
(viii) costs relating to the solicitation of Proxies for Transferor Shareholder Approval of the Reorganization. In addition, JPMorgan Chase Bank or an affiliate will waive fees payable to it or reimburse expenses to the extent necessary such that the actual (post-waiver) total expense ratios of the Acquiring Portfolio Shares are not higher than those as set forth in the Registration Statement following the consummation of the Reorganization through March 31, 2004.

8. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    (a) This Plan shall be governed by and construed in accordance with the laws of the State of New York.

    (b) This Plan shall bind and inure to the benefit of the Trust, the Transferor Portfolio, and the Acquiring Portfolio and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Trust and its respective successors and assigns, any rights or remedies under or by reason of this Plan.

    (c) It is expressly agreed that the actions of the Trust under this Plan in respect of the Transferor Portfolio shall not be binding upon any Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the Trust as provided in the Declaration of Trust of the Trust. Neither the authorization by the Trustees of this Plan nor the performance of this Plan by authorized officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust's Declaration of Trust.

                       STATEMENT OF ADDITIONAL INFORMATION
                            MUTUAL FUND SELECT GROUP
                       (SPECIAL MEETING OF SHAREHOLDERS OF
                         JPMORGAN INTERMEDIATE BOND FUND,
                      A SERIES OF MUTUAL FUND SELECT GROUP)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated December 27, 2002 for the Special Meeting of Shareholders of JPMorgan Intermediate Bond Fund (the "Merging Fund"), a series of Mutual Fund Select Group ("MFSG"), to be held on February 13, 2002. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling JPMorgan Intermediate Bond Fund at 1-800-348-4782.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

         Further information about JPMorgan Bond Fund II (the "Surviving Fund"), a series of Mutual Fund Select Group ("MFSG") and the Merging Fund is contained in MFSG's current Statement of Additional Information dated November 22, 2002, which is incorporated herein by reference.

The date of this Statement of Additional Information is December 27, 2002.

                               TABLE OF CONTENTS

                                                         Page
                                                         -----
General Information ...................................    3

Financial Statements ..................................    4

Pro Forma Combined Schedule of Investments for
JPMorgan Intermediate Bond Fund And JPMorgan Bond
Fund II as of August 31, 2002 (unaudited) .............    5

Pro Forma Combined Statement of Assets and Liabilities
for JPMorgan Intermediate Bond Fund and JPMorgan Bond
Fund II as of August 31, 2002 (unaudited) .............   10

Pro Forma Combined Statement of Operations for
JPMorgan Intermediate Bond Fund And JPMorgan Bond
Fund II for the twelve months ended August 31, 2002
(unaudited) ...........................................   11

Notes to Pro Forma Financial Statements (unaudited) ...   12

                               GENERAL INFORMATION

         The shareholders of the Merging Fund are being asked to consider and vote to approve a Plan of Reorganization (the "Reorganization Plan") dated as of October 25, 2002 by and among MFSG, on behalf of the Merging Fund, MFSG, on behalf of the Surviving Fund, and JPMorgan Chase Bank and the transactions contemplated thereby (together with the Reorganization Plan, the "Proposal"). The Reorganization Plan contemplates the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for shares issued by the Surviving Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Merging Fund that are outstanding immediately before the Effective Time of the Reorganization (as defined in the Reorganization Plan).

         Following the exchange, the Merging Fund will make a liquidating distribution of the Surviving Fund shares to its shareholders, so that a holder of a particular class of shares in the Merging Fund will receive shares of a corresponding class of the Surviving Fund of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization.

         A special meeting of shareholders of the Merging Fund to consider the Proposal will be held at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, NY, on February 13, 2003 at 9:00 a.m. (Eastern time). For further information about the Proposal, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

         The audited financial highlights, financial statements and notes thereto of each of the Merging Fund and the Surviving Fund contained in their respective Annual Reports dated August 31, 2002 are incorporated by reference into this Statement of Additional Information. The audited financial highlights, financial statements and notes thereto, which appear in each of the Surviving Fund's and the Merging Fund's Annual Report, have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference.

         Pro forma financial statements which reflect consummation of the Reorganization are included herein.

JPMORGAN INTERMEDIATE BOND FUND / JPMORGAN BOND FUND II
PROFORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS AS OF AUGUST 31, 2002 (AMOUNTS IN THOUSANDS)

                        JPMORGAN
                      INTERMEDIATE         JPMORGAN         PRO FORMA      PRO FORMA
                        BOND FUND        BOND FUND II      ADJUSTMENTS      COMBINED         SECURITY DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 75.8%
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES  (19.6%)
                                                                                        U.S. Treasury Notes & Bonds,
                          $8,530           $23,155                          $31,685             2.88%, 06/30/04
                          35,420            45,505                           80,925             3.25%, 08/15/07
                          64,275            60,120                          124,395             4.38%, 05/15/07
                           8,345            10,275                           18,620             4.38%, 08/15/12
                          26,865            19,240                           46,105             4.88%, 02/15/12
                           1,750             6,415                            8,165             5.38%, 02/15/31
                             750                                                750             6.00%, 08/15/04
                                             1,500                            1,500             8.00%, 11/15/21
------------------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Securities (Cost $320,170)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES (1.8%)
                           5,720             7,025                           12,745     Federal Home Loan Mortgage Corp.,
                                                                                        4.25%, 6/15/05
                           6,090             7,500                           13,590     Federal National Mortgage
                                                                                        Association, 7.13%, 1/15/30
------------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Securities (Cost $28,177)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES (0.7%)
                           2,100             4,150                            6,250     Province of Quebec (Canada), 7.50%,
                                                                                        09/15/29
                                                                                        United Mexican States (Mexico),
                             450               550                            1,000             8.13%, 12/30/19
                             450               550                            1,000             MTN, 8.30%, 08/15/31
                             675               825                            1,500             11.38%, 09/15/16
------------------------------------------------------------------------------------------------------------------------------------
Total Foreign Government Securities (Cost $9,953)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES & BONDS (16.3%)
AEROSPACE  (0.2%)
                             190               270                              460     Northrop Grumman Corp., 7.75%, 02/15/31
                             430               570                            1,000     Raytheon Co., 6.55%, 3/15/10
                             900             1,210                            2,110     United Technologies Corp., 6.10%, 05/15/12



AUTOMOTIVE (1.3%)
                                                                                        DaimlerChrysler N.A. Holdings Corp.,
                             530             1,160                            1,690             7.75%, 01/18/11
                             165               250                              415             8.50%, 01/18/31
                           4,645             6,105                           10,750     Ford Motor Credit Co., 7.38%, 02/01/11
                                                                                        General Motors Acceptance Corp.,
                             625                                                625             6.88%, 09/15/11
                                             3,700                            3,700             7.25%, 03/02/11
                             765             1,065                            1,830             8.00%, 11/01/31
                           2,070                                              2,070     General Motors Corp., 7.20%, 01/15/11



BANKING (2.5%)
                             675             1,250                            1,925     Abbey National Capital Trust I, FRN,
                                                                                         8.96%, 12/31/49
                           1,920             3,000                            4,920     Bank of America Corp., 7.40%, 01/15/11
                                             1,475                            1,475     Bank One Corp., 5.90%, 11/15/2011
                           2,240                                              2,240     Bank One N.A., 5.50%, 3/26/07
                           1,625             2,175                            3,800     Barclays Bank PLC (United Kingdom), #, SUB,
                                                                                         8.55%, 12/31/49
                           1,980             2,650                            4,630     First Union National Bank, 7.80%, 08/18/10
                           1,925             2,895                            4,820     Manufacturers & Traders Trust Co., 8.00%,
                                                                                        10/1/01
                             700               925                            1,625     National Australia Bank LTD (Australia)
                                                                                        (Yankee), Ser. A, 8.60%, 05/19/10
                             475               460                              935     National City Bank, 6.20%, 12/15/11
                           1,270             1,880                            3,150     Royal Bank of Scotland Group PLC (United
                                                                                        Kingdom), FRN, 7.65%, 12/31/49
                             320               475                              795     Standard Chartered Bank (United Kingdom), #,
                                                                                         8.00%, 5/30/31
                             765             1,145                            1,910     SunTrust Banks, Inc., 6.38%, 04/01/11
                             690               915                            1,605     U.S. Bank N.A., 6.38%, 8/1/2011
                           1,000                                              1,000     Wells Fargo & Co., 5.13%, 9/1/2012
                                             1,110                            1,110     Wells Fargo Bank N.A., 6.45%, 02/01/11

                                                              JPMORGAN
                                                            INTERMEDIATE      JPMORGAN       PRO FORMA       PRO FORMA
                SECURITY DESCRIPTION                          BOND FUND     BOND FUND II    ADJUSTMENTS       COMBINED
-----------------------------------------------------------------------------------------------------------------------
 LONG-TERM INVESTMENTS - 75.8%
-----------------------------------------------------------------------------------------------------------------------
 U.S. TREASURY SECURITIES  (19.6%)
    U.S. Treasury Notes & Bonds,
            2.88%, 06/30/04                                      $8,650         $23,481                         $32,131
            3.25%, 08/15/07                                      35,486          45,590                          81,076
            4.38%, 05/15/07                                      67,687          63,310                         130,997
            4.38%, 08/15/12                                       8,504          10,470                          18,974
            4.88%, 02/15/12                                      28,449          20,375                          48,824
            5.38%, 02/15/31                                       1,866           6,842                           8,708
            6.00%, 08/15/04                                         806                                             806
            8.00%, 11/15/21                                                       2,046                           2,046
---------------------------------------------------------   -----------      ----------     -----------     -----------
 Total U.S. Treasury Securities (Cost $320,170)                 151,448         172,114                         323,562
---------------------------------------------------------   -----------      ----------     -----------     -----------

 U.S. GOVERNMENT AGENCY SECURITIES (1.8%)
    Federal Home Loan Mortgage Corp.,                             5,949           7,306                          13,255
    4.25%, 6/15/05
    Federal National Mortgage                                     7,372           9,079                          16,451
    Association, 7.13%, 1/15/30
---------------------------------------------------------   -----------      ----------     -----------     -----------
 Total U.S. Government Agency Securities (Cost $28,177)          13,321          16,385                          29,706
---------------------------------------------------------   -----------      ----------     -----------     -----------

 FOREIGN GOVERNMENT SECURITIES (0.7%)
    Province of Quebec (Canada), 7.50%,                           2,614           5,165                           7,779
    09/15/29
    United Mexican States (Mexico),
            8.13%, 12/30/19                                         445             544                             989
            MTN, 8.30%, 08/15/31                                    444             543                             987
            11.38%, 09/15/16                                        853           1,042                           1,895
---------------------------------------------------------   -----------      ----------     -----------     -----------
 Total Foreign Government Securities (Cost $9,953)                4,356           7,294                          11,650
---------------------------------------------------------   -----------      ----------     -----------     -----------

 CORPORATE NOTES & BONDS (16.3%)
 AEROSPACE  (0.2%)
    Northrop Grumman Corp., 7.75%, 02/15/31                         216             306                             522
    Raytheon Co., 6.55%, 3/15/10                                    445             590                           1,035
    United Technologies Corp., 6.10%, 05/15/12                      965           1,298                           2,263
                                                            -----------      ----------     -----------     -----------
                                                                  1,626           2,194                           3,820
                                                            -----------      ----------     -----------     -----------
 AUTOMOTIVE (1.3%)
    DaimlerChrysler N.A. Holdings Corp.,
            7.75%, 01/18/11                                         580           1,269                           1,849
            8.50%, 01/18/31                                         191             290                             481
    Ford Motor Credit Co., 7.38%, 02/01/11                        4,529           5,951                          10,480
    General Motors Acceptance Corp.,
            6.88%, 09/15/11                                         624                                             624
            7.25%, 03/02/11                                                       3,812                           3,812
            8.00%, 11/01/31                                         793           1,104                           1,897
    General Motors Corp., 7.20%, 01/15/11                         2,116                                           2,116
                                                            -----------      ----------     -----------     -----------
                                                                  8,833          12,426                          21,259
                                                            -----------      ----------     -----------     -----------
 BANKING (2.5%)
    Abbey National Capital Trust I, FRN,                            818           1,515                           2,333
     8.96%, 12/31/49
    Bank of America Corp., 7.40%, 01/15/11                        2,211           3,454                           5,665
    Bank One Corp., 5.90%, 11/15/2011                                             1,560                           1,560
    Bank One N.A., 5.50%, 3/26/07                                 2,392                                           2,392
    Barclays Bank PLC (United Kingdom), #, SUB,                   1,941           2,597                           4,538
     8.55%, 12/31/49
    First Union National Bank, 7.80%, 08/18/10                    2,323           3,110                           5,433
    Manufacturers & Traders Trust Co., 8.00%,                     2,230           3,354                           5,584
    10/1/01
    National Australia Bank LTD (Australia)                         855           1,130                           1,985
    (Yankee), Ser. A, 8.60%, 05/19/10
    National City Bank, 6.20%, 12/15/11                             508             492                           1,000
    Royal Bank of Scotland Group PLC (United                      1,436           2,125                           3,561
    Kingdom), FRN, 7.65%, 12/31/49
    Standard Chartered Bank (United Kingdom), #,                    342             508                             850
     8.00%, 5/30/31
    SunTrust Banks, Inc., 6.38%, 04/01/11                           838           1,255                           2,093
    U.S. Bank N.A., 6.38%, 8/1/2011                                 752             997                           1,749
    Wells Fargo & Co., 5.13%, 9/1/2012                              996                                             996
    Wells Fargo Bank N.A., 6.45%, 02/01/11                                        1,211                           1,211
                                                            -----------      ----------     -----------     -----------
                                                                 17,642          23,308                          40,950
                                                            -----------      ----------     -----------     -----------

                        JPMORGAN
                      INTERMEDIATE         JPMORGAN         PRO FORMA      PRO FORMA
                        BOND FUND        BOND FUND II      ADJUSTMENTS      COMBINED            SECURITY DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
BROADCASTING/CABLE (0.1%)
                                               585                              585   Comcast Cable Communications, Inc.,
                                                                                      6.75%, 01/30/11
                             855             1,135                            1,990   Cox Communications, Inc., 6.75%, 03/15/11



CONSUMER PRODUCTS (0.0%)
                             700                                                700   Procter & Gamble Co., 4.75%, 06/15/07

DIVERSIFIED (0.4%)
                                                                                      General Electric Capital Corp.,
                             475               490                              820           Ser. A, MTN, 6.75%, 3/15/32
                           2,635             3,385                            6,020           Ser. A, MTN, 5.88%, 2/15/12



FINANCIAL SERVICES (4.0%)
                           1,590             2,405                            3,995   CIT Group, Inc., 6.50%, 2/7/06
                                                                                      Citigroup, Inc.,
                           1,960             3,140                            5,100           6.50%, 01/18/11
                             375                25                              400           7.25%, 10/01/10
                             910             1,090                            2,000   Countrywide Home Loans, Inc., Ser. K, MTN,
                                                                                       5.63%, 5/15/07
                                                                                      Credit Suisse First Boston USA, Inc.,
                             345               385                              730           6.13%, 11/15/11
                              30               545                              575           6.50%, 01/15/12
                           4,555                                              4,555   FleetBoston Financial Corp., 7.25%, 09/15/05
                                                                                      Goldman Sachs Group, Inc.,
                           1,165             1,310                            2,475           5.70%, 09/01/12
                             655               960                            1,615           6.60%, 01/15/12
                                                                                      Household Finance Corp.,
                           1,535                                              1,535           6.75%, 05/15/11
                             410             1,220                            1,630           7.00%, 05/15/12
                                             1,145                            1,145           7.88%, 03/01/07
                           1,560             2,220                            3,780   ING Capital Funding Trust III, FRN, 8.44%,
                                                                                       12/31/49
                             630               770                            1,400   Lehman Brothers Holdings, Inc., 6.63%,
                                                                                      01/18/12
                                                                                      Morgan Stanley Dean Witter & Co.,
                             550             1,870                            2,420           5.80%, 04/01/07
                             395               560                              955           6.60%, 04/01/12
                           1,445               520                            1,965           6.75%, 04/15/11
                             785               965                            1,750   Pemex Project Funding Master Trust (Mexico),
                                                                                      8.50%, 02/15/08
                             535               685                            1,220   Prudential Holdings LLC, #, 8.70%, 12/18/23
                                                                                      Targeted Return Index (TRAINS),
                           1,172             1,704                            2,876           Ser. 2002-5, #, FRN, 5.89%, 01/25/07
                           9,713             3,292                           13,005           Ser. 2002-10, #, FRN, 6.85%, 01/15/12
                           1,700             2,280                            3,980   UBS Preferred Funding Trust I, FRN, 8.62%,
                                                                                      10/29/49
                             785             1,050                            1,835   Washington Mutual Bank FA, 6.88%, 06/15/11



FOOD/BEVERAGE PRODUCTS (0.3%)
                             115               170                              285   Ahold Finance USA, Inc., 6.88%, 05/01/29
                             220               595                              815   ConAgra Foods, Inc., 6.75%, 09/15/11
                             785             1,030                            1,815   Kellogg Co., 6.60%, 04/01/11
                             530               695                            1,225   Kraft Foods, Inc., 6.25%, 06/01/2012



HEALTH CARE/HEALTH CARE SERVICES (0.1%)
                             605               800                            1,405   Tenet Healthcare Corp., 6.38%, 12/01/11

INSURANCE (0.6%)
                             815             1,000                            1,815   AIG SunAmerica Global Financing IX, #,
                                                                                      6.90%, 03/15/32
                             875             1,095                            1,970   AXA (France), 8.60%, 12/15/30
                           1,010             1,340                            2,350   Metlife, Inc., 6.13%, 12/01/11
                                                                                      Nationwide Financial Services,
                             205               305                              510           6.25%, 11/15/11
                             495               635                            1,130           5.90%, 07/01/12
                             420               545                              965   UnumProvident Corp., 7.38%, 06/15/32

                                                              JPMORGAN
                                                            INTERMEDIATE      JPMORGAN       PRO FORMA       PRO FORMA
                SECURITY DESCRIPTION                          BOND FUND     BOND FUND II    ADJUSTMENTS       COMBINED
 BROADCASTING/CABLE (0.1%)
    Comcast Cable Communications, Inc.,                                             540                             540
    6.75%, 01/30/11
    Cox Communications, Inc., 6.75%, 03/15/11                       815           1,083                           1,898
                                                            -----------      ----------     -----------     -----------
                                                                    815           1,623                           2,438
                                                            -----------      ----------     -----------     -----------
 CONSUMER PRODUCTS (0.0%)
    Procter & Gamble Co., 4.75%, 06/15/07                           732                                             732
                                                            -----------      ----------     -----------     -----------
 DIVERSIFIED (0.4%)
    General Electric Capital Corp.,
            Ser. A, MTN, 6.75%, 3/15/32                             506             522                           1,028
            Ser. A, MTN, 5.88%, 2/15/12                           2,757           3,542                           6,299
                                                            -----------      ----------     -----------     -----------
                                                                  3,263           4,064                           7,327
                                                            -----------      ----------     -----------     -----------
 FINANCIAL SERVICES (4.0%)
    CIT Group, Inc., 6.50%, 2/7/06                                1,597           2,415                           4,012
    Citigroup, Inc.,
            6.50%, 01/18/11                                       2,123           3,401                           5,524
            7.25%, 10/01/10                                         418              28                             446
    Countrywide Home Loans, Inc., Ser. K, MTN,                      940           1,126                           2,066
     5.63%, 5/15/07
    Credit Suisse First Boston USA, Inc.,
            6.13%, 11/15/11                                         349             389                             738
            6.50%, 01/15/12                                          31             561                             592
    FleetBoston Financial Corp., 7.25%, 09/15/05                  4,963                                           4,963
    Goldman Sachs Group, Inc.,
            5.70%, 09/01/12                                       1,163           1,308                           2,471
            6.60%, 01/15/12                                         702           1,028                           1,730
    Household Finance Corp.,
            6.75%, 05/15/11                                       1,536                                           1,536
            7.00%, 05/15/12                                         418           1,242                           1,660
            7.88%, 03/01/07                                                       1,242                           1,242
    ING Capital Funding Trust III, FRN, 8.44%,                    1,791           2,548                           4,339
     12/31/49
    Lehman Brothers Holdings, Inc., 6.63%, 01/18/12                 672             821                           1,493
    Morgan Stanley Dean Witter & Co.,
            5.80%, 04/01/07                                         580           1,972                           2,552
            6.60%, 04/01/12                                         421             596                           1,017
            6.75%, 04/15/11                                       1,550             558                           2,108
    Pemex Project Funding Master Trust (Mexico),                    813             999                           1,812
    8.50%, 02/15/08
    Prudential Holdings LLC, #, 8.70%, 12/18/23                     598             766                           1,364
    Targeted Return Index (TRAINS),
            Ser. 2002-5, #, FRN, 5.89%, 01/25/07                  1,227           1,783                           3,010
            Ser. 2002-10, #, FRN, 6.85%, 01/15/12                10,508           3,562                          14,070
    UBS Preferred Funding Trust I, FRN, 8.62%,                    2,009           2,694                           4,703
    10/29/49
    Washington Mutual Bank FA, 6.88%, 06/15/11                      857           1,147                           2,004
                                                            -----------      ----------     -----------     -----------
                                                                 35,266          30,186                          65,452
                                                            -----------      ----------     -----------     -----------
    FOOD/BEVERAGE PRODUCTS  (0.3%)
    Ahold Finance USA, Inc., 6.88%, 05/01/29                        107             158                             265
    ConAgra Foods, Inc., 6.75%, 09/15/11                            241             652                             893
    Kellogg Co., 6.60%, 04/01/11                                    861           1,130                           1,991
    Kraft Foods, Inc., 6.25%, 06/01/2012                            577             756                           1,333
                                                            -----------      ----------     -----------     -----------
                                                                  1,786           2,696                           4,482
                                                            -----------      ----------     -----------     -----------
 HEALTH CARE/HEALTH CARE SERVICES (0.1%)
    Tenet Healthcare Corp., 6.38%, 12/01/11                         633             837                           1,470
                                                            -----------      ----------     -----------     -----------
 INSURANCE (0.6%)
    AIG SunAmerica Global Financing IX, #,                          885           1,086                           1,971
    6.90%, 03/15/32
    AXA (France), 8.60%, 12/15/30                                   960           1,202                           2,162
    Metlife, Inc., 6.13%, 12/01/11                                1,043           1,383                           2,426
    Nationwide Financial Services,
            6.25%, 11/15/11                                         213             317                             530
            5.90%, 07/01/12                                         504             647                           1,151
    UnumProvident Corp., 7.38%, 06/15/32                            403             523                             926
                                                            -----------      ----------     -----------     -----------
                                                                  4,008           5,158                           9,166
                                                            -----------      ----------     -----------     -----------

                        JPMORGAN
                      INTERMEDIATE         JPMORGAN     PRO FORMA    PRO FORMA
                        BOND FUND        BOND FUND II  ADJUSTMENTS    COMBINED                SECURITY DESCRIPTION
MANUFACTURING (0.1%)
                             755             1,110                      1,865     Honeywell International, Inc., 6.13%, 11/01/11

MULTI-MEDIA (0.3%)
                             715             1,335                      2,050     AOL Time Warner, Inc., 7.63%, 04/15/31
                             340               445                        785     News America Holdings, Inc., 8.25%, 08/10/18
                             460               600                      1,060     News America, Inc., 7.25%, 05/18/18
                             615               775                      1,390     Time Warner Entertainment Co. LP, 8.38%,
                                                                                   03/15/23



OIL & GAS (1.0%)
                             205               300                        505     Alberta Energy Co., LTD (Canada) (Yankee),
                                                                                  7.38%, 11/1/31
                             685               940                      1,625     Amerada Hess Corp., 7.88%, 10/01/29
                             310               425                        735     Anadarko Finance Co., Ser. B, 6.75%, 05/01/11
                             750             1,110                      1,860     Anadarko Petroleum Corp., 6.13%, 03/15/12
                             750               990                      1,740     Conoco Funding Co., 7.25%, 10/15/31
                             295               395                        690     Devon Financing Corp. ULC, 7.88%, 09/30/31
                             800             1,185                      1,985     Lasmo USA, Inc., 7.30%, 11/15/27
                             545               805                      1,350     Occidental Petroleum Corp., 6.75%, 01/15/12
                             930             1,205                      2,135     Transocean, Inc., 7.50%, 4/15/31
                                                                                  Valero Energy Corp.,
                             845             1,125                      1,970             6.88%, 04/15/12
                                                35                         35             8.38%, 06/15/05



PAPER/FOREST PRODUCTS (0.2%)
                             465               615                      1,080     International Paper Co., 6.75%, 09/01/11
                              95               100                        195     MeadWestvaco Corp., 6.85%, 04/01/12
                              95               140                        235     Westvaco Corp., 8.20%, 01/15/30
                             805             1,100                      1,905     Weyerhaeuser Co., #, 6.75%, 03/15/12



PIPELINES (0.3%)
                                               695                        695     Duke Energy Field Services LLC, 7.88%, 08/16/10
                             665               820                      1,485     Kinder Morgan, Inc., #, 6.50%, 09/01/12
                             890             1,090                      1,980     Sonat, Inc., 7.63%, 07/15/11
                             285               420                        705     TransCanada Pipelines LTD (Canada) (Yankee),
                                                                                  8.63%, 05/15/12



RETAILING (0.4%)
                             380               505                        885     Albertson's, Inc., 7.50%, 02/15/11
                             205               260                        465     Federated Department Stores, Inc., 6.63%, 04/01/11
                             490               645                      1,135     Kroger Co., 6.80%, 04/01/11
                             520               815                      1,335     Lowe's Companies, Inc., 6.88%, 02/15/28
                           1,130             1,380                      2,510     Safeway, Inc., 6.50%, 03/01/11



SHIPPING/TRANSPORTATION  (0.7%)
                           1,185             1,505                      2,690     Burlington Northern Santa Fe Corp., 6.75%,
                                                                                   07/15/11
                             680               910                      1,590     CSX Corp., 6.30%, 3/15/12
                                                                                  Norfolk Southern Corp.,
                             790                                          790             6.75%, 02/15/11
                                             1,010                      1,010             7.25%, 02/15/31
                           1,435             2,290                      3,725     Union Pacific Corp., 6.65%, 01/15/11



TELECOMMUNICATIONS  (2.0%)
                             485               990                      1,475     AT&T Corp., FRN, 7.30%, 11/15/11
                                                                                  AT&T Wireless Services, Inc.,
                             945             1,225                      2,170             7.88%, 03/01/11
                             180               240                        420             8.75%, 03/01/31
                                                                                  BellSouth Capital Funding,
                             985                                          985             7.75%, 02/15/10
                                             1,010                      1,010             7.88%, 02/15/30
                           1,060             1,405                      2,465     British Telecom PLC (United Kingdom), 8.87%,
                                                                                  12/15/30
                             680               860                      1,540     Cingular Wireless, #, 6.50%, 12/15/11
                                                                                  Deutsche Telekom International Finance BV
                                                                                  (Netherlands),
                             635                                          635             SUB, 8.50%, 06/15/10
                                               645                        645             SUB, 8.75%, 06/15/30
                                               415                        415     France Telecom (France), SUB, 8.25%, 03/01/11
                                                                                  SBC Communications, Inc.,
                                             1,055                      1,055             5.88%, 08/15/12
                           2,000                                        2,000             6.25%, 03/15/11
                                                                                  Sprint Capital Corp.,
                                             1,660                      1,660             7.63%, 01/30/11
                           1,340                                        1,340             8.38%, 03/15/12
                             605               840                      1,445             8.75%, 03/15/32
                                                                                  TCI Communications, Inc.,
                             720             1,132                      1,852             7.13%, 02/15/28
                             415               475                        890             7.88%, 02/15/26
                             395                                          395     Telefonica Europe BV (The Netherlands), 7.75%,
                                                                                  9/15/10
                                                                                  Verizon Global Funding Corp.,
                             520               620                      1,140             7.38%, 09/01/12
                             910             1,340                      2,250             7.75%, 12/01/30
                           1,990             2,245                      4,235     Verizon New York, Inc., Ser. A, 6.88%, 04/01/12
                           1,465             1,985                      3,450     Vodafone Group PLC (United Kingdom), 7.75%,
                                                                                  2/15/10
                                                                                  Worldcom, Inc.,
                               1                 1                          2             7.50%, 05/15/11
                               0                 0                          0             8.00%, 05/15/06

                                                             JPMORGAN
                                                           INTERMEDIATE      JPMORGAN       PRO FORMA       PRO FORMA
                SECURITY DESCRIPTION                         BOND FUND     BOND FUND II    ADJUSTMENTS       COMBINED
MANUFACTURING (0.1%)
   Honeywell International, Inc., 6.13%, 11/01/11                  800           1,176                           1,976
                                                           -----------      ----------     -----------     -----------
MULTI-MEDIA (0.3%)
   AOL Time Warner, Inc., 7.63%, 04/15/31                          583           1,088                           1,671
   News America Holdings, Inc., 8.25%, 08/10/18                    336             440                             776
   News America, Inc., 7.25%, 05/18/18                             417             545                             962
   Time Warner Entertainment Co. LP, 8.38%,                        560             705                           1,265
    03/15/23
                                                           -----------      ----------     -----------     -----------
                                                                 1,896           2,778                           4,674
                                                           -----------      ----------     -----------     -----------
OIL & GAS (1.0%)
   Alberta Energy Co., LTD (Canada) (Yankee),                      233             341                             574
   7.38%, 11/1/31
   Amerada Hess Corp., 7.88%, 10/01/29                             800           1,098                           1,898
   Anadarko Finance Co., Ser. B, 6.75%, 05/01/11                   341             468                             809
   Anadarko Petroleum Corp., 6.13%, 03/15/12                       795           1,176                           1,971
   Conoco Funding Co., 7.25%, 10/15/31                             860           1,135                           1,995
   Devon Financing Corp. ULC, 7.88%, 09/30/31                      340             456                             796
   Lasmo USA, Inc., 7.30%, 11/15/27                                921           1,363                           2,284
   Occidental Petroleum Corp., 6.75%, 01/15/12                     599             885                           1,484
   Transocean, Inc., 7.50%, 4/15/31                              1,039           1,346                           2,385
   Valero Energy Corp.,
           6.88%, 04/15/12                                         900           1,199                           2,099
           8.38%, 06/15/05                                                          39                              39
                                                           -----------      ----------     -----------     -----------
                                                                 6,828           9,506                          16,334
                                                           -----------      ----------     -----------     -----------
PAPER/FOREST PRODUCTS (0.2%)
   International Paper Co., 6.75%, 09/01/11                        502             664                           1,166
   MeadWestvaco Corp., 6.85%, 04/01/12                             102             107                             209
   Westvaco Corp., 8.20%, 01/15/30                                 110             163                             273
   Weyerhaeuser Co., #, 6.75%, 03/15/12                            851           1,163                           2,014
                                                           -----------      ----------     -----------     -----------
                                                                 1,565           2,097                           3,662
                                                           -----------      ----------     -----------     -----------
PIPELINES (0.3%)
   Duke Energy Field Services LLC, 7.88%, 08/16/10                                 728                             728
   Kinder Morgan, Inc., #, 6.50%, 09/01/12                         671             827                           1,498
   Sonat, Inc., 7.63%, 07/15/11                                    756             927                           1,683
   TransCanada Pipelines LTD (Canada) (Yankee),                    351             517                             868
   8.63%, 05/15/12
                                                           -----------      ----------     -----------     -----------
                                                                 1,778           2,999                           4,777
                                                           -----------      ----------     -----------     -----------
RETAILING (0.4%)
   Albertson's, Inc., 7.50%, 02/15/11                              438             582                           1,020
   Federated Department Stores, Inc., 6.63%, 04/01/11              220             278                             498
   Kroger Co., 6.80%, 04/01/11                                     530             698                           1,228
   Lowe's Companies, Inc., 6.88%, 02/15/28                         569             892                           1,461
   Safeway, Inc., 6.50%, 03/01/11                                1,221           1,492                           2,713
                                                           -----------      ----------     -----------     -----------
                                                                 2,978           3,942                           6,920
                                                           -----------      ----------     -----------     -----------
SHIPPING/TRANSPORTATION  (0.7%)
   Burlington Northern Santa Fe Corp., 6.75%,                    1,309           1,662                           2,971
    07/15/11
   CSX Corp., 6.30%, 3/15/12                                       728             975                           1,703
   Norfolk Southern Corp.,
           6.75%, 02/15/11                                         876                                             876
           7.25%, 02/15/31                                                       1,134                           1,134
   Union Pacific Corp., 6.65%, 01/15/11                          1,577           2,518                           4,095
                                                           -----------      ----------     -----------     -----------
                                                                 4,490           6,289                          10,779
                                                           -----------      ----------     -----------     -----------
TELECOMMUNICATIONS  (2.0%)
   AT&T Corp., FRN, 7.30%, 11/15/11                                458             935                           1,393
   AT&T Wireless Services, Inc.,
           7.88%, 03/01/11                                         804           1,043                           1,847
           8.75%, 03/01/31                                         139             185                             324
   BellSouth Capital Funding,
           7.75%, 02/15/10                                       1,101                                           1,101
           7.88%, 02/15/30                                                       1,139                           1,139
   British Telecom PLC (United Kingdom), 8.87%,                  1,232           1,633                           2,865
   12/15/30
   Cingular Wireless, #, 6.50%, 12/15/11                           633             801                           1,434
   Deutsche Telekom International Finance BV
   (Netherlands),
           SUB, 8.50%, 06/15/10                                    688                                             688
           SUB, 8.75%, 06/15/30                                                    688                             688
   France Telecom (France), SUB, 8.25%, 03/01/11                                   443                             443
   SBC Communications, Inc.,
           5.88%, 08/15/12                                                       1,066                           1,066
           6.25%, 03/15/11                                       2,084                                           2,084
   Sprint Capital Corp.,
           7.63%, 01/30/11                                                       1,394                           1,394
           8.38%, 03/15/12                                       1,149                                           1,149
           8.75%, 03/15/32                                         472             655                           1,127
   TCI Communications, Inc.,
           7.13%, 02/15/28                                         562             883                           1,445
           7.88%, 02/15/26                                         386             442                             828
   Telefonica Europe BV (The Netherlands), 7.75%,                  417                                             417
   9/15/10
   Verizon Global Funding Corp.,
           7.38%, 09/01/12                                         516             615                           1,131
           7.75%, 12/01/30                                         871           1,283                           2,154
   Verizon New York, Inc., Ser. A, 6.88%, 04/01/12               2,023           2,283                           4,306
   Vodafone Group PLC (United Kingdom), 7.75%,                   1,618           2,193                           3,811
   2/15/10
   Worldcom, Inc.,
           7.50%, 05/15/11                                           0               0                               0
           8.00%, 05/15/06                                           0               0                               0
                                                           -----------      ----------     -----------     -----------
                                                                15,153          17,681                          32,834
                                                           -----------      ----------     -----------     -----------

                        JPMORGAN
                      INTERMEDIATE       JPMORGAN     PRO FORMA   PRO FORMA
                        BOND FUND      BOND FUND II  ADJUSTMENTS   COMBINED              SECURITY DESCRIPTION
UTILITIES (1.8%)
                                             7,250                  7,250     CilCorp, Inc., 8.70%, 10/15/09
                             935             1,215                  2,150     Consolidated Edison Co. of New York,
                                                                              Ser. 2002-A, 5.63%, 07/01/12
                             950             1,290                  2,240     Constellation Energy Group, Inc., 7.00%, 4/1/12
                           1,270             1,730                  3,000     Dominion Resources, Inc., Ser. A, 8.13%,
                                                                               06/15/10
                             460                                      460     Duke Energy Corp., FRN, 6.25%, 01/15/12
                             435               620                  1,055     MidAmerican Energy Holdings Co., 6.75%,
                                                                              12/30/31
                                                                              National Rural Utilities Cooperative Finance Corp.,
                             345               500                    845             6.00%, 05/15/06
                             500                                      500             6.13%, 05/15/05
                             640             1,335                  1,975             Ser. C, MTN, 7.25%, 03/01/12
                             515               765                  1,280     NiSource Finance Corp., 7.88%, 11/15/10
                             560               725                  1,285     Oncor Electric Delivery Co., #, 6.38%, 05/01/12
                             520               765                  1,285     PacifiCorp., 7.70%, 11/15/31
                                                                              Progress Energy, Inc.,
                             595             1,460                  2,055             6.85%, 04/15/12
                             500                                      500             7.10%, 03/01/11
                             650               885                  1,535     PSEG Power LLC, 7.75%, 04/15/11
                             510               680                  1,190     TXU Corp., Ser. J, 6.38%, 06/15/06


-----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Notes & Bonds (Cost $260,157)
-----------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE BACKED SECURITIES (27.9%)
COLLATERALIZED MORTGAGE OBLIGATIONS (2.2%)
                                                                              Federal Home Loan Mortgage Corp.,
                             547               790                  1,337             Ser. 205, Class IO, 7.00%, 09/01/29
                           5,225                                    5,225             Ser. 2155, Class PC, 6.00%, 11/15/17
                                                                              Federal National Mortgage Association,
                           4,200                                    4,200             Ser. 1999-17, Class PC, 6.00%, 12/25/22
                                             7,700                  7,700             Ser. 2001-31, Class TC, 6.00%, 01/25/26
                           7,424            10,363                 17,787     Norwest Asset Securities Corp., Ser. 1998-24,
                                                                              Class A2, 6.75%, 10/25/28





MORTGAGE BACKED PASS-THROUGH SECURITIES (25.7%)
                                                                              Federal Home Loan Mortgage Corp.,
                           2,950             6,750                  9,700             Gold Pool, TBA, 6.00%, 09/15/16
                          21,510             1,500                 23,010             Gold Pool, TBA, 6.00%, 09/15/32
                                                                              Federal National Mortgage Association,
                             602                                      602             Pool 442508, 6.00%, 09/01/13
                                                 2                      2             Pool 490445, 6.00%, 03/01/29
                                                 3                      3             Pool 503599, 6.50%, 06/01/29
                           1,014                                    1,014             Pool 504076, 6.50%, 06/01/29
                                                 2                      2             Pool 523193, 7.50%, 11/01/29
                               1                                        1             Pool 529276, 7.50%, 07/01/30
                           1,280                                    1,280             Pool 535811, 6.50%, 04/01/31
                             722                                      722             Pool 547200, 7.50%, 08/01/15
                                               376                    376             Pool 568065, 6.50%, 06/01/31
                          10,000            11,000                 21,000             TBA, 6.00%, 09/25/17
                          38,730            76,695                115,425             TBA, 6.00%, 09/25/32
                           7,255            17,074                 24,329             TBA, 6.50%, 09/25/32
                          42,250            46,275                 88,525             TBA, 7.00%, 09/25/32
                          25,720            31,500                 57,220     Government National Mortgage Association, TBA,
                                                                              6.50%, 09/15/32

-----------------------------------------------------------------------------------------------------------------------------------
Total Residential Mortgage Backed Securities
(Cost $386,902)
-----------------------------------------------------------------------------------------------------------------------------------

                                                              JPMORGAN
                                                            INTERMEDIATE      JPMORGAN       PRO FORMA       PRO FORMA
                SECURITY DESCRIPTION                          BOND FUND     BOND FUND II    ADJUSTMENTS       COMBINED
UTILITIES (1.8%)
   CilCorp, Inc., 8.70%, 10/15/09                                                7,273                           7,273
   Consolidated Edison Co. of New York,                            953           1,238                           2,191
   Ser. 2002-A, 5.63%, 07/01/12
   Constellation Energy Group, Inc., 7.00%, 4/1/12               1,002           1,360                           2,362
   Dominion Resources, Inc., Ser. A, 8.13%,                      1,445           1,969                           3,414
    06/15/10
   Duke Energy Corp., FRN, 6.25%, 01/15/12                         481                                             481
   MidAmerican Energy Holdings Co., 6.75%,                         436             621                           1,057
   12/30/31
   National Rural Utilities Cooperative Finance Corp.,
           6.00%, 05/15/06                                         360             522                             882
           6.13%, 05/15/05                                         529                                             529
           Ser. C, MTN, 7.25%, 03/01/12                            693           1,446                           2,139
   NiSource Finance Corp., 7.88%, 11/15/10                         507             753                           1,260
   Oncor Electric Delivery Co., #, 6.38%, 05/01/12                 592             767                           1,359
   PacifiCorp., 7.70%, 11/15/31                                    618             909                           1,527
   Progress Energy, Inc.,
           6.85%, 04/15/12                                         632           1,551                           2,183
           7.10%, 03/01/11                                         539                                             539
   PSEG Power LLC, 7.75%, 04/15/11                                 640             872                           1,512
   TXU Corp., Ser. J, 6.38%, 06/15/06                              498             663                           1,161
                                                           -----------      ----------     -----------     -----------
                                                                 9,925          19,944                          29,869
--------------------------------------------------------   -----------      ----------     -----------     -----------
Total Corporate Notes & Bonds (Cost $260,157)                  120,017         148,904                         268,921
--------------------------------------------------------   -----------      ----------     -----------     -----------

RESIDENTIAL MORTGAGE BACKED SECURITIES (27.9%)
COLLATERALIZED MORTGAGE OBLIGATIONS (2.2%)
   Federal Home Loan Mortgage Corp.,
           Ser. 205, Class IO, 7.00%, 09/01/29                      79             114                             193
           Ser. 2155, Class PC, 6.00%, 11/15/17                  5,421                                           5,421
   Federal National Mortgage Association,
           Ser. 1999-17, Class PC, 6.00%, 12/25/22               4,376                                           4,376
           Ser. 2001-31, Class TC, 6.00%, 01/25/26                               7,967                           7,967
   Norwest Asset Securities Corp., Ser. 1998-24,                 7,523          10,501                          18,024
   Class A2, 6.75%, 10/25/28
                                                           -----------      ----------     -----------     -----------

                                                                17,399          18,582                          35,981
                                                           -----------      ----------     -----------     -----------

MORTGAGE BACKED PASS-THROUGH SECURITIES (25.7%)
   Federal Home Loan Mortgage Corp.,
           Gold Pool, TBA, 6.00%, 09/15/16                       3,050           6,978                          10,028
           Gold Pool, TBA, 6.00%, 09/15/32                      21,954           1,531                          23,485
   Federal National Mortgage Association,
           Pool 442508, 6.00%, 09/01/13                            627                                             627
           Pool 490445, 6.00%, 03/01/29                                              2                               2
           Pool 503599, 6.50%, 06/01/29                                              3                               3
           Pool 504076, 6.50%, 06/01/29                          1,049                                           1,049
           Pool 523193, 7.50%, 11/01/29                                              2                               2
           Pool 529276, 7.50%, 07/01/30                              2                                               2
           Pool 535811, 6.50%, 04/01/31                          1,325                                           1,325
           Pool 547200, 7.50%, 08/01/15                            769                                             769
           Pool 568065, 6.50%, 06/01/31                                            389                             389
           TBA, 6.00%, 09/25/17                                 10,338          11,371                          21,709
           TBA, 6.00%, 09/25/32                                 39,492          78,206                         117,698
           TBA, 6.50%, 09/25/32                                  7,475          17,629                          25,104
           TBA, 7.00%, 09/25/32                                 44,005          48,199                          92,204
   Government National Mortgage Association, TBA,               26,669          32,662                          59,331
   6.50%, 09/15/32                                         -----------      ----------     -----------     -----------
                                                               156,755         196,972                         353,727
--------------------------------------------------------   -----------      ----------     -----------     -----------
Total Residential Mortgage Backed Securities
(Cost $386,902)                                               174,154         215,554                         389,708
--------------------------------------------------------   -----------      ----------     -----------     -----------

                        JPMORGAN
                      INTERMEDIATE       JPMORGAN     PRO FORMA   PRO FORMA
                        BOND FUND      BOND FUND II  ADJUSTMENTS   COMBINED                SECURITY DESCRIPTION
COMMERCIAL MORTGAGE BACKED SECURITIES (3.4%)
                           3,000             4,520                  7,520     Bear Stearns Commercial Mortgage Securities,
                                                                              Ser. 2001-TOP2, Class A2, 6.48%, 02/15/35
                                                                              Credit Suisse First Boston Mortgage Securities
                                                                              Corp.,
                           3,335             5,000                  8,335             Ser. 2002-CKN2, Class A3, 6.13%, 03/15/12
                           3,055            10,660                 13,715             Ser. 2001-CF2, Class A4, 6.51%, 02/15/34
                           2,950             4,400                  7,350     LB-UBS Commercial Mortgage Trust, Ser.
                                                                              2001-C2, Class A2, 6.65%, 11/15/27
                                                                              Morgan Stanley Dean Witter Capital I,
                                             1,795                  1,795             Ser. 2002-TOP7, Class A2, 5.98%, 01/15/39
                          13,290                                   13,290             Ser. 2001-TOP3, Class A4, 6.39%, 07/15/33
-----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Mortgage Backed Securities (Cost $52,259)
-----------------------------------------------------------------------------------------------------------------------------------

ASSET BACKED SECURITIES  (6.3%)
                           3,985             5,920                  9,905     AmeriCredit Automobile Receivables Trust, Ser.
                                                                              2001-B, Class A4, 5.37%, 06/12/08
                                            11,250                 11,250     Citibank Credit Card Issuance Trust, Ser. 2000-A3,
                                                                              Class A3, 6.88%, 11/16/09
                          10,000            13,000                 23,000     Discover Card Master Trust I, Ser. 2001-5, Class
                                                                              A, 5.30%, 11/16/06
                                                                              Ford Credit Auto Owner Trust,
                           4,440             6,705                 11,145             Ser. 2001-C, Class A4, 4.83%, 02/15/05
                           2,575             3,890                  6,465             Ser. 2001-C, Class A5, 5.25%, 09/15/05
                           2,810                                    2,810     Honda Auto Receivables Owner Trust, Ser. 2001-1,
                                                                              Class A4, 5.56%, 06/19/06
                                                                              MBNA Master Credit Card Trust USA,
                                             9,980                  9,980             Ser. 2001-A1, Class A1, 5.75%, 10/15/08
                                             9,900                  9,900             Ser. 1999-M, Class B, 6.80%, 04/16/07
                                             6,131                  6,131     Residential Funding Mortgage Securities II, Ser.
                                                                              2000-HI1, Class AI4, 7.79%, 01/25/14
                           7,590                                    7,590     Standard Credit Card Master Trust, Ser. 1993-2,
                                                                              Class A, 5.95%, 10/07/04
-----------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed Securities (Cost $98,228)
-----------------------------------------------------------------------------------------------------------------------------------

Total Long-Term Investments
(Cost $1,155,846)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 24.2%
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER  (14.3%)
                          10,800            13,900                 24,700     Allied Irish Banks PLC (United Kingdom), 1.78%,
                                                                              10/16/02
                          10,800            14,000                 24,800     Banque ET Caisse D'Epargne De L'Etat
                                                                              (Luxembourg), 1.76%, 09/10/02
                          10,800            13,900                 24,700     Blue Ridge Asset Funding Corp., .00%, 09/19/02
                          10,750            13,900                 24,650     CXC, Inc., 1.77%,
                                            13,900                 13,900     Hamburgische Landesbank (Germany), 1.79%,
                                                                              09/03/02
                          10,800            13,900                 24,700     Montauk Funding Corp., 1.78%, 09/17/02
                          10,800            13,900                 24,700     Natexis Banques Populaires (France), 1.77%,
                                                                              09/17/02
                          10,800            13,900                 24,700     Nordea North America (Sweden), 1.76%, 09/25/02
                          10,800            13,900                 24,700     UBS Finance LLC (Delaware), 1.76%, 09/18/02
                          10,750            13,900                 24,650     Windmill Funding Corp., 1.77%, 10/03/02
-----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $235,981)
-----------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND - 9.7%
                          83,063            77,173                160,236     JPMorgan Prime Money Market Fund
(Cost $160,236)
-----------------------------------------------------------------------------------------------------------------------------------

Total Short-Term Investments
(Cost $396,217)
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments  -  100.0%
(Cost $1,552,063)
-----------------------------------------------------------------------------------------------------------------------------------

                                                              JPMORGAN
                                                            INTERMEDIATE      JPMORGAN       PRO FORMA       PRO FORMA
                SECURITY DESCRIPTION                          BOND FUND     BOND FUND II    ADJUSTMENTS       COMBINED
COMMERCIAL MORTGAGE BACKED SECURITIES (3.4%)
   Bear Stearns Commercial Mortgage Securities,                  3,309           4,986                           8,295
   Ser. 2001-TOP2, Class A2, 6.48%, 02/15/35
   Credit Suisse First Boston Mortgage Securities
   Corp.,
           Ser. 2002-CKN2, Class A3, 6.13%, 03/15/12             3,583           5,372                           8,955
           Ser. 2001-CF2, Class A4, 6.51%, 02/15/34              3,364          11,739                          15,103
   LB-UBS Commercial Mortgage Trust, Ser.                        3,281           4,894                           8,175
   2001-C2, Class A2, 6.65%, 11/15/27
   Morgan Stanley Dean Witter Capital I,
           Ser. 2002-TOP7, Class A2, 5.98%, 01/15/39                             1,924                           1,924
           Ser. 2001-TOP3, Class A4, 6.39%, 07/15/33            14,157                                          14,157
--------------------------------------------------------   -----------      ----------     -----------     -----------
Total Commercial Mortgage Backed Securities (Cost $52,259)      27,694          28,915                          56,609
--------------------------------------------------------   -----------      ----------     -----------     -----------

ASSET BACKED SECURITIES (6.3%)
   AmeriCredit Automobile Receivables Trust, Ser.
   2001-B, Class A4, 5.37%, 06/12/08                             4,181           6,210                          10,391
   Citibank Credit Card Issuance Trust, Ser. 2000-A3,
   Class A3, 6.88%, 11/16/09                                                    12,688                          12,688
   Discover Card Master Trust I, Ser. 2001-5, Class
   A, 5.30%, 11/16/06                                           10,438          13,570                          24,008
   Ford Credit Auto Owner Trust,
           Ser. 2001-C, Class A4, 4.83%, 02/15/05                4,527           6,837                          11,364
           Ser. 2001-C, Class A5, 5.25%, 09/15/05                2,692           4,067                           6,759
   Honda Auto Receivables Owner Trust, Ser. 2001-1,              2,924                                           2,924
   Class A4, 5.56%, 06/19/06
   MBNA Master Credit Card Trust USA,
           Ser. 2001-A1, Class A1, 5.75%, 10/15/08                              10,778                          10,778
           Ser. 1999-M, Class B, 6.80%, 04/16/07                                10,646                          10,646
   Residential Funding Mortgage Securities II, Ser.                              6,169                           6,169
   2000-HI1, Class AI4, 7.79%, 01/25/14
   Standard Credit Card Master Trust, Ser. 1993-2,               7,865                                           7,865
   Class A, 5.95%, 10/07/04
--------------------------------------------------------   -----------      ----------     -----------     -----------
Total Asset Backed Securities (Cost $98,228)                     2,627          70,965                         103,592
--------------------------------------------------------   -----------      ----------     -----------     -----------

Total Long-Term Investments
(Cost $1,155,846)                                              523,617         660,131                       1,183,748
--------------------------------------------------------   -----------      ----------     -----------     -----------
SHORT-TERM INVESTMENTS - 24.2%
--------------------------------------------------------   -----------      ----------     -----------     -----------

COMMERCIAL PAPER  (14.3%)
   Allied Irish Banks PLC (United Kingdom), 1.78%,              10,777          13,871                          24,648
   10/16/02
   Banque ET Caisse D'Epargne De L'Etat                         10,795          13,994                          24,789
   (Luxembourg), 1.76%, 09/10/02
   Blue Ridge Asset Funding Corp., .00%, 09/19/02               10,790          13,888                          24,678
   CXC, Inc., 1.77%,                                            10,749          13,898                          24,647
   Hamburgische Landesbank (Germany), 1.79%,                                    13,898                          13,898
   09/03/02
   Montauk Funding Corp., 1.78%, 09/17/02                       10,791          13,888                          24,679
   Natexis Banques Populaires (France), 1.77%,                  10,791          13,889                          24,680
   09/17/02
   Nordea North America (Sweden), 1.76%, 09/25/02               10,786          13,882                          24,668
   UBS Finance LLC (Delaware), 1.76%, 09/18/02                  10,791          13,888                          24,679
   Windmill Funding Corp., 1.77%, 10/03/02                      10,734          13,879                          24,613
--------------------------------------------------------   -----------      ----------     -----------     -----------
Total Commercial Paper (Cost $235,981)                          97,004         138,975                         235,979
--------------------------------------------------------   -----------      ----------     -----------     -----------

MONEY MARKET FUND - 9.7%
   JPMorgan Prime Money Market Fund (a)                         83,063          77,173                         160,236

--------------------------------------------------------   -----------      ----------     -----------     -----------
Total Short-Term Investments (Cost $396,217)                   180,067         216,148                         396,215
--------------------------------------------------------   -----------      ----------     -----------     -----------
Total Investments  - 100%
(Cost $1,552,063)                                              703,684         876,279                       1,579,963
--------------------------------------------------------   -----------      ----------     -----------     -----------

                       See notes to financial statements.

                  JPMORGAN INTERMEDIATE BOND FUND/BOND FUND II
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                        AS OF AUGUST 31, 2002 (UNAUDITED)
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                                        PRO FORMA
                                                                             JPMORGAN      JPMORGAN                      COMBINED
                                                                           INTERMEDIATE      BOND        PRO FORMA       JPMORGAN
                                                                             BOND FUND      FUND II     ADJUSTMENTS    BOND FUND II
-----------------------------------------------------------------------------------------------------------------------------------
  ASSETS:
     Investment securities, at value                                         $ 703,684     $ 876,279                   $ 1,579,963
     Cash                                                                         2.00             2                          4.00
     Receivables:
          Investment securities sold                                           123,939       152,623                       276,562
          Fund shares sold                                                         150           259                           409
          Interest and dividends                                                 4,083         5,020                         9,103
          Expense reimbursements                                                    -             -                             -
-----------------------------------------------------------------------------------------------------------------------------------
  Total Assets                                                                 831,858     1,034,183         -           1,866,041
-----------------------------------------------------------------------------------------------------------------------------------

  LIABILITIES:
     Payables:
          Dividends                                                              1,461         1,858                         3,319
          Due to custodian                                                          -             -                             -
          Investment securities purchased                                      255,492       327,153                       582,645
          Fund shares redeemed                                                      51           359                           410
          Margin account for futures contracts                                      58           109                           167
     Accrued liabilities:
          Investment advisory fees                                                 144           178                           322
          Administration fees                                                       72            89                           161
          Shareholder servicing fees                                               120            57                           177
          Distribution fees                                                         -              8                             8
          Custodian fees                                                            34            25                            59
          Trustees' fees                                                            89           116                           205
          Other                                                                     82            64                           146
-----------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                                                            257,603       330,016         -             587,619
-----------------------------------------------------------------------------------------------------------------------------------

  NET ASSETS:
     Paid in capital                                                           547,327       684,537                     1,231,864
     Accumulated undistributed (overdistributed) net investment income              92           358                           450
     Accumulated net realized gain (loss) on investments and futures            15,008         3,347                        18,355
     Net unrealized appreciation (depreciation) of investments and futures      11,828        15,925                        27,753
-----------------------------------------------------------------------------------------------------------------------------------
  Total Net Assets                                                           $ 574,255     $ 704,167    $    -         $ 1,278,422
-----------------------------------------------------------------------------------------------------------------------------------
  Shares of beneficial interest outstanding ($0.001 par value;
     unlimited number of shares authorized):
     Class A Shares                                                                479           708     (1,187)                -
     Class B Shares                                                                              329       (329)                -
     Select Shares                                                              53,738        16,007    (69,745)                -
  Net Asset Value:
     Class A Shares (and redemption price)                                     $ 10.59       $ 41.39
     Class B Shares*                                                                         $ 41.30
     Select Shares (and redemption price)                                      $ 10.59       $ 41.32
PROFORMA WITH REORGANIZATION
     JPMORGAN BOND FUND II
  Shares of beneficial interest outstanding ($0.001 par value;
     unlimited number of shares authorized):
     Class A Shares                                                                                         831 (a)            831
     Class B Shares                                                                                         329 (a)            329
     Select Shares                                                                                       29,780 (a)         29,780
  Net Asset Value:
     Class A Shares (and redemption price)                                                                                 $ 41.39
     Class B Shares*                                                                                                       $ 41.30
     Select Shares (and redemption price)                                                                                  $ 41.32
-----------------------------------------------------------------------------------------------------------------------------------
  Cost of investments                                                        $ 691,832     $ 860,231                   $ 1,552,063
-----------------------------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

(a) Reflects the additional number of shares outstanding due to the merger

JPMORGAN INTERMEDIATE BOND FUND/BOND FUND II
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

                                                                 JPMORGAN      JPMORGAN                    PRO FORMA COMBINED
                                                               INTERMEDIATE      BOND      PRO FORMA            JPMORGAN
                                                                 BOND FUND      FUND II   ADJUSTMENTS         BOND FUND II
                                                               --------------------------------------------------------------
Interest Income                                                   $ 23,165     $ 32,271                             $ 55,436
Dividend Income from affiliated investments*                         1,218        1,938                                3,156
                                                               --------------------------------------------------------------
Total Investment Income                                             24,383       34,209          -                    58,592
                                                               --------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                             1,547        2,146                                3,693
Transfer Agent Fees                                                     39           94         (24) (c)                 109
Shareholder Services Fees                                            1,289        1,788                                3,077
Administration Fees                                                    773        1,073                                1,846
Registration expenses                                                   13           13         (10) (c)                  16
Printing and Postage Fees                                                9           31          (9) (c)                  31
Fund Services Fees                                                      -            -                                    -
Professional Fees                                                       49           50         (37) (c)                  62
Trustees' Fees and Expenses                                              5            7                                   12
Distribution Fees                                                       12          188                                  200
Custodian Fees                                                         120          149         (23) (b)                 246
Organization fees                                                        4            7                                   11
Other                                                                   11           27                                   38
                                                               --------------------------------------------------------------
TOTAL EXPENSES                                                       3,871        5,573        (103)                   9,341
                                                               --------------------------------------------------------------
Less:  Reimbursement of Expenses                                         2           -                                     2
Less: amounts waived                                                    22        1,121         638  (a)               1,781
Less:  Earnings Credits                                                  4            4                                    8
                                                               --------------------------------------------------------------
Net Expenses                                                         3,843        4,448        (741)                   7,550
                                                               --------------------------------------------------------------
NET INVESTMENT INCOME                                               20,540       29,761         741                   51,042
                                                               --------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain on:
  Investments                                                       15,591       23,281                               38,872
  Futures                                                            3,201        2,090                                5,291
  Options                                                               37           53                                   90
Change in net unrealized appreciation/deprication of:
   Investments                                                      (9,343)     (14,603)                             (23,946)
   Futures                                                             204          (57)                                 147
  Options                                                               99          147                                  246
                                                               --------------------------------------------------------------
Net Realized and Unrealized Gain on Investments, Futures and
Foreign Currency                                                     9,789       10,911          -                    20,700
                                                               --------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 30,329     $ 40,672       $ 741                 $ 71,742
                                                               ==============================================================
*  Includes reimbursements of investment advisory,
administration and shareholder servicing fees:                       $ 101        $ 159       $  -                     $ 260
                                                               ==============================================================


(a) Reflects adjustments to investment advisory fee, administrative fees, fund servicing fees and shareholder servicing fees and/or related waivers, expense reimbursements based on the surviving fund's revised fee schedule.

(b)  Reflects revised fee schedule in Custodian agreement

(c)  Reflects expected benefits of combined operations.

Pro Forma Financial Statements

JPMorgan Bond Fund II/JPMorgan Intermediate Bond Fund

Notes to Pro Forma Financial Statements (Unaudited)

1.   Basis of Combination:
     The Pro Forma Combined Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments ("Pro Forma Statements") reflect the accounts of JPMorgan Bond Fund II ("BFII") and JPMorgan Intermediate Bond Fund ("IBF") as if the proposed reorganization occurred as of and for the twelve months ended August 31, 2002.

     The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of the IBF in exchange for the shares of BFII. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference in their respective Statements of Additional Information.

2.   Shares of Beneficial Interest:
     Under the proposed reorganization, each shareholder of IBF would receive shares of BFII with a value equal to their holding in their funds. Holders of IBF Class A Shares and Select Shares would receive BFII Class A Shares and Select Shares, respectively. Therefore, as a result of the proposed reorganization, current shareholders of IBF will become shareholders in BFII Class A Shares and Select Shares.

     The Pro Forma net asset value per share assumes the issuance of additional shares of BFII, which would have been issued on August 31, 2002 in connection with the proposed reorganization. The amount of additional shares assumed to be effected was calculated based on the August 31, 2002 net assets of IBF and the net asset value per share of BFII.

     Amount in thousands, except per share data

                                                    CLASS A              SELECT
                                                    SHARES               SHARES
                                                   ----------------------------
        Increase in Shares                               123            13,773
        Net Assets 8/31/2002                        $ 34,390        $1,230,456
        Pro Forma Net Assets 8/31/2002              $  41.39        $    41.32

3. The administrator has agreed to reimburse the Fund to the extent that total operating costs of Class A and Select Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 0.60%, respectively, of their average daily net assets through March 31, 2004.

4.   Pro Forma Operations:

     The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, shareholder servicing and distribution fees of the combined Fund and/or the related waivers are based on the fee schedule in effect for BFII at the combined level of average net assets for the twelve months ended August 31, 2002.